Exhibit 1.2

EXECUTION COPY

AVALONBAY COMMUNITIES, INC.

Medium-Term Notes
Due Nine Months Or More From Date Of Issue

Amended and Restated Distribution Agreement

December 16, 2013

BARCLAYS CAPITAL INC.

DEUTSCHE BANK SECURITIES INC.

GOLDMAN, SACHS & CO.

J.P. MORGAN SECURITIES LLC

MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

MORGAN STANLEY & CO. LLC

UBS SECURITIES LLC

WELLS FARGO SECURITIES, LLC

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20.	Amendments and Modifications	40

21.	No Fiduciary Duty	40

22.	USA Patriot Act	40

EXHIBITS:

EXHIBIT A	Terms of Notes

EXHIBIT B	Administrative Procedures Agreement

Part I	Administrative Procedures for Certificates Notes and Generally Applicable Administrative Procedures

Part II	Administrative Procedures for Global Note Method of Book-Entry Notes

Part III	Administrative Procedures for Master Note Method of Book-Entry Notes

EXHIBIT C	Form of Opinion of Counsel to the Company

SCHEDULES:

SCHEDULE I	Information in the Prospectus Furnished by any Agent

SCHEDULE II	Commissions

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AVALONBAY COMMUNITIES INC.

MEDIUM-TERM NOTES
DUE NINE MONTHS OR MORE FROM DATE OF ISSUE

AMENDED AND RESTATED DISTRIBUTION AGREEMENT

December 16, 2013

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Merrill Lynch, Pierce, Fenner & Smith

Incorporated

One Bryant Park

New York, NY 10036

Morgan Stanley & Co. LLC

1585 Broadway

New York, NY 10036

UBS Securities LLC

677 Washington Boulevard

Stamford, CT 06901

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

Ladies and Gentlemen:

AvalonBay Communities, Inc., a Maryland corporation (the “Company”), confirms its agreement with Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC (each, an “Agent” and collectively, the “Agents”), with respect to the issue and sale from time to time by the Company of its Medium-Term Notes Due Nine Months or More From Date of Issue (the “Notes”), as follows:

Capitalized terms used but not otherwise defined herein shall have the meanings given to those terms in the Prospectus (as defined herein).

1.                                      Description of Notes.  The Company proposes to issue the Notes under that certain Indenture, dated as of January 16, 1998 (the “Original Indenture”), as supplemented by that certain First Supplemental Indenture, dated as of January 20, 1998, that certain Second Supplemental Indenture, dated as of July 7, 1998, that certain Amended and Restated Third Supplemental Indenture, dated as of July 10, 2000, and that certain Fourth Supplemental Indenture, dated September 18, 2006 (collectively and together with the Original Indenture and any additional indentures supplemental thereto entered into after the date hereof, the “Indenture”) between the Company and The Bank of New York Mellon (as successor to State Street Bank and Trust Company and US Bank, National Association), as trustee (the “Trustee”).

The Company previously entered into a Distribution Agreement, dated as of September 6, 2012 (the “Existing Distribution Agreement”), with Goldman, Sachs & Co., J.P. Morgan Securities LLC and UBS Securities LLC, as agents thereunder. This agreement (this “Distribution Agreement”) amends and restates the Existing Distribution Agreement in its entirety and provides both for the sale of Notes by the Company to one or more Agents as principal for resale to investors and other purchasers and for the sale of Notes by the Company directly to investors (as may from time to time be agreed to by the Company and the applicable Agent), in which case the applicable Agent will act as an agent of the Company in soliciting offers for the purchase of Notes.

The Company has filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 (File No. 333-179720) for the registration of debt securities, including the Notes, preferred stock and common stock under the Securities Act of 1933, as amended (the “Securities Act”), and the offering thereof from time to time in accordance with Rule 430A or Rule 415 of the rules and regulations of the Commission thereunder (the “Securities Act Rules and Regulations”).  Such registration statement has become effective.  Such registration statement (and any further registration statements which may be filed by the Company for the purpose of registering additional securities including the Notes and in connection with which this Distribution Agreement is included or incorporated by reference as an exhibit) and the prospectus constituting a part thereof (including in each case the information, if any, deemed to be part thereof pursuant to Rule 430A or 430B of the Securities Act Rules and Regulations), and any prospectus supplement and pricing supplement relating to the Notes, including all documents incorporated therein by reference, as from time to time amended or supplemented by the filing of documents pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or the Securities Act or otherwise, is referred to herein as the “Registration Statement.”  A prospectus supplement (the “Prospectus Supplement”) setting forth the terms of the offer of the Notes contemplated by this Distribution Agreement, and additional information concerning the Company has been or will be prepared and will be filed by the Company pursuant to Rule 424(b) of the Securities Act Rules and Regulations, on or before the second business day after it is first used in connection with the offer and sale of Notes under this Distribution Agreement (or such earlier time as may be required by the Securities Act Rules

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and Regulations).  The final form of prospectus included in the Registration Statement, as supplemented by the Prospectus Supplement (including any supplement to the Prospectus that sets forth the purchase price, interest rate or formula, maturity date and other terms of a particular issue of Notes (each, a “Pricing Supplement”) and all documents incorporated therein by reference), is referred to herein as the “Prospectus,” except that if any revised prospectus, whether or not such revised prospectus is required to be filed by the Company pursuant to Rule 424(b) of the Securities Act Rules and Regulations, shall be provided to the Agents by the Company for use in connection with the offer and sale of any of the Notes under this Distribution Agreement, the term “Prospectus” shall refer to such revised prospectus from and after the time such documents are first provided to the Agents for such use.  All references to the Prospectus shall be deemed to include, without limitation, the information deemed to be included therein pursuant to Rule 430B.  Any registration statement (including any supplement thereto or information which is deemed part thereof) filed by the Company under Rule 462(b) of the Securities Act Rules and Regulations (a “Rule 462(b) Registration Statement”) shall be deemed to be part of the Registration Statement.  Any prospectus (including any amendment or supplement thereto or information which is deemed part thereof) included in the Rule 462(b) Registration Statement shall be deemed to be part of the Prospectus. The term “Time of Sale Prospectus” shall refer to the prospectus included in the Registration Statement at the time the Registration Statement originally became effective as supplemented by any Prospectus Supplement or preliminary pricing supplement available at the time of any offer of Notes together with any free writing prospectus, as defined under Rule 405 of the Securities Act, available at such time that has been identified in a Written Terms Agreement.  For purposes of this Distribution Agreement, all references to the Registration Statement, the Prospectus, any preliminary prospectus, any Time of Sale Prospectus or any amendment or supplement thereto shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering Analysis and Retrieval System (EDGAR), and such copy shall be identical (except to the extent permitted by Regulation S-T) to any Prospectus delivered to any Agent for use in connection with the offering of the Notes by the Company.

2.                                      Appointment as Agent.

(a)                                 Appointment.  Subject to the terms and conditions set forth herein and subject to the reservation by the Company of the right to solicit, sell or accept offers for Notes directly on its own behalf, the Company hereby appoints the Agents as its exclusive agents (except as described below), for the purpose of soliciting and receiving offers to purchase Notes from the Company by others and, on the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, each Agent agrees to use reasonable efforts to solicit and receive offers to purchase Notes upon terms acceptable to the Company at such times and in such amounts as the Company shall from time to time specify. The Company agrees that Notes will be sold exclusively to or through the Agents except as otherwise described below.  The Company may accept offers to purchase Notes through an agent other than an Agent (and, in connection therewith, may respond to inquiries and requests for information from any such agents), provided that (i) the Company and such agent shall have executed an agreement with respect to such purchases having terms and conditions (including, without limitation, commission rates) with respect to such purchases substantially the same as the terms and conditions that would apply to such purchases under this Distribution Agreement if such agent were an Agent (which may be accomplished by incorporating by reference in such

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agreement the terms and conditions of this Distribution Agreement) and (ii) the Company shall provide the Agents with a copy of such agreement promptly following the execution thereof.

(b)                                 Sale of Notes.  The Company shall not sell or approve the solicitation of offers for the purchase of Notes in excess of the amount which shall be authorized by the Company from time to time.  The Agents shall have no responsibility for maintaining records with respect to the aggregate initial offering price of Notes sold, or of otherwise monitoring the availability of Notes for sale, under the Registration Statement.

(c)                                  Purchases as Principal.  The Agents shall not have any obligation to purchase Notes from the Company as principal, but one or more Agents may agree from time to time to purchase Notes as principal for resale to investors and other purchasers determined by such Agent or Agents.  Any such purchase of Notes by an Agent or Agents as principal shall be made in accordance with Section 4(a) hereof.

(d)                                 Solicitations as Agent.  If agreed upon by an Agent and the Company, such Agent, acting solely as agent for the Company and not as principal, will solicit offers for the purchase of Notes.  Such Agent will communicate to the Company, orally, each offer to purchase Notes solicited by it on an agency basis, other than those offers rejected by such Agent.  Such Agent shall have the right, in its discretion reasonably exercised, to reject any proposed purchase of Notes, in whole or in part, and any such rejection shall not be deemed a breach of its agreement contained herein.  The Company shall have the right to withdraw, cancel or modify any offer hereunder without notice and the sole right to accept offers to purchase the Notes and may reject any such offer in whole or in part and any such rejection shall not be deemed a breach of its agreements contained herein.  Such Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by it and accepted by the Company.  Such Agent shall not have any liability to the Company in the event that any such purchase is not consummated for any reason.  If the Company shall default on its obligation to deliver Notes to a purchaser whose offer it has accepted, the Company shall (i) hold such Agent harmless against any loss, claim or damage arising from or as a result of such default by the Company and (ii) notwithstanding such default, pay to such Agent any commission to which it would otherwise be entitled.

(e)                                  Reliance.  The Company and the Agents agree that any Notes purchased by one or more Agents as principal shall be purchased, and any Notes the placement of which an Agent arranges as agent shall be placed by such Agent, in reliance on the representations, warranties, covenants and agreements of the Company contained herein and on the terms and conditions and in the manner provided herein.

3.                                      Representations and Warranties of the Company.  The Company represents and warrants to, and agrees with, each Agent as of the date hereof, as of the date of each acceptance by the Company of an offer for the purchase of Notes (whether to an Agent as principal or through an Agent as agent), as of the Time of Sale (as defined in any Terms Agreement with respect to an issuance of Notes), as of the date of each delivery of Notes (whether to an Agent as principal or through an Agent as agent (each a “Delivery Date”)) (the date of each such delivery to an Agent as principal being hereafter referred to as a “Settlement Date”), and as of any time that the Registration Statement or the Prospectus shall be amended or

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supplemented (it being understood that such representations, warranties and agreements shall be deemed to relate to the Registration Statement and the Prospectus as amended or supplemented to each such time) as follows:

(a)                                 Effectiveness of Registration Statement; Filing of Prospectus.  The Registration Statement has become effective; no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission.  If the Registration Statement is an automatic shelf registration statement as defined in Rule 405 under the Securities Act, the Company is eligible to use the Registration Statement as an automatic shelf registration statement and the Company has not received notice that the Commission objects to the use of the Registration Statement as an automatic shelf registration statement.  The Prospectus Supplement setting forth the terms of the offer of the Notes contemplated by this Distribution Agreement, and additional information concerning the Company has been or will be prepared and will be filed by the Company pursuant to Rule 424(b) of the Securities Act Rules and Regulations, on or before the second business day after it is first used in connection with the offer and sale of Notes under this Distribution Agreement (or such earlier time as may be required by the Securities Act Rules and Regulations).

(b)                                 Compliance with Securities Act.  Each part of the Registration Statement, when such part became or becomes effective, and the Prospectus and any amendment or supplement to such Registration Statement or such Prospectus, on the date of filing thereof with the Commission and as of the date hereof, complied or will comply in all material respects with the requirements of the Securities Act and the Securities Act Rules and Regulations; the Indenture, on the date of filing thereof with the Commission and as of the date hereof complied or will comply in all material respects with the requirements of the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder (the “TIA”); each part of the Registration Statement, when such part became or becomes effective did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; the Prospectus and any amendment or supplement thereto, on the date of filing thereof with the Commission and as of the date hereof did not or will not include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; the Time of Sale Prospectus does not, and at the time of each offer of the Notes in connection with the offering and at the relevant Settlement Date, the Time of Sale Prospectus, and any amendment or supplement thereto by the Company, if applicable, will not, contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that the foregoing shall not apply to (i) that part of the Registration Statement which constitutes the Statement of Eligibility and Qualification under the TIA and (ii) statements in, or omissions from, any such document in reliance upon, and in conformity with, information concerning the Agents that was furnished to the Company by the Agents specifically for use in the preparation thereof.  The Company acknowledges that the only information furnished to the Company by the Agents on or before the date hereof specifically for inclusion in the Registration Statement or the Time of Sale Prospectus or the Prospectus is the information set forth in Schedule I hereto.

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(c)                                  Incorporated Documents.  The documents incorporated by reference in the Registration Statement, the Prospectus, the Time of Sale Prospectus and any amendment or supplement to such Registration Statement, such Prospectus or such Time of Sale Prospectus, when they became or become effective under the Securities Act or were or are filed with the Commission under the Exchange Act, as the case may be, conformed or will conform in all material respects with the requirements of the Securities Act, the Securities Act Rules and Regulations, the Exchange Act and the rules and regulations of the Commission thereunder (the “Exchange Act Rules and Regulations”), as applicable, and none of such documents contained any untrue statement of a material fact or, taken together, omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and any further documents so filed and incorporated by reference in the Registration Statement, the Prospectus or the Time of Sale Prospectus, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Securities Act and the Securities Act Rules and Regulations or the Exchange Act and the Exchange Act Rules and Regulations, as applicable, and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(d)                                 Organization, Power and Authority of Company.  The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Maryland with the power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and otherwise to conduct its business as described in the Registration Statement and the Prospectus and the Time of Sale Prospectus.  The Company is duly licensed or qualified to do business and in good standing in each jurisdiction in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary, except where any such failure, considering all such cases in the aggregate, would not have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole (a “Material Adverse Effect”).

(e)                                  Organization, Power and Authority and Capitalization of Subsidiaries.  As of the date of this Distribution Agreement, the Company does not have any “significant subsidiaries” (as defined in Rule 12b-2 under the Exchange Act, individually a “Significant Subsidiary” and collectively “Significant Subsidiaries”).  Each of the Company’s subsidiaries is an entity duly organized or formed, as the case may be, and, in the case of each such subsidiary that is a corporation, limited partnership or limited liability company, is validly existing and in good standing under the laws of its respective jurisdiction of organization or incorporation, except where any such failure, considering all such cases in the aggregate, would not have a Material Adverse Effect.  Each of the Company’s subsidiaries has full power and authority to conduct all the activities conducted by it, to own or lease all the assets owned or leased by it and otherwise to conduct its business as described in the Registration Statement and the Prospectus, except where any such failure, considering all such cases in the aggregate, would not have a Material Adverse Effect.  Each of the Company’s subsidiaries is duly licensed or qualified to do business in good standing as a corporation, limited partnership or limited liability company, as the case may be, in all jurisdictions in which the nature of the activities conducted by it or the character of the assets owned or leased by it makes such licensing or qualification necessary,

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except where any such failure, considering all such cases in the aggregate, would not have a Material Adverse Effect.  Except for the stock or other interests in the subsidiaries or as disclosed in the Registration Statement, the Company does not own, directly or indirectly, or have any direct or indirect ownership interest in any shares of stock or any other equity or long-term debt securities of any corporation or have any equity interest in any firm, partnership, joint venture, trust, association or other entity where such interest is individually material to the Company.  Complete and correct copies of the charter of the Company, as amended through the date hereof (collectively, the “Charter”), and the bylaws of the Company, as amended through the date hereof (the “Bylaws”), have been delivered or made available to counsel for the Agents.  Except as otherwise described in the Registration Statement or the Prospectus, all of the outstanding shares of capital stock or other equity interests of each subsidiary of the Company that is a corporation have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party, other than such ownership by others or liens, charges, encumbrances, security interests, restrictions or claims that are described in the Prospectus and would not have, individually or in the aggregate, a Material Adverse Effect.

(f)                                   Capital Stock Matters.  The outstanding securities of the Company, including the outstanding shares of common stock, $0.01 par value (the “Common Stock”), and the outstanding shares of each series of preferred stock (the “Preferred Stock”) have been duly authorized and are validly issued, fully paid and nonassessable by the Company and conform to the description thereof in the Prospectus and the Time of Sale Prospectus.  Except as set forth in the Registration Statement or the Prospectus and the Time of Sale Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options, except for (i) shares of Common Stock to be issued to certain employees in connection with the deferment of income, (ii) shares of Common Stock issuable pursuant to awards granted or to be granted under the Company’s 1994 Stock Incentive Plan, as amended and restated, (iii) shares of Common Stock issuable pursuant to awards granted or to be granted under the Company’s 2009 Stock Incentive Plan, (iv) shares of Common Stock issuable under the Company’s 1996 Non-Qualified Employee Stock Purchase Plan, (v) shares of Common Stock issuable under the Company’s Dividend Reinvestment and Stock Purchase Plan, (vi) shares of Common Stock issuable upon redemption or conversion of units of limited partnership interests and (vii) solely with respect to the subsidiaries of the Company, where the existence of any such rights, warrants, options, instruments, contract, commitment, agreement, understanding or arrangement would not have, individually or in the aggregate, a Material Adverse Effect; the capital stock of the Company conforms in all material respects to the description thereof contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

(g)                                  Financial Statements.  Except as otherwise stated therein and except, in the case of interim periods, for the notes thereto and normal year-end adjustment, (i) the financial statements and the related notes thereto of the Company and its consolidated subsidiaries

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included or incorporated by reference in the Time of Sale Prospectus and the Prospectus comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, as applicable, that would apply to financial statements included in a filing under the Exchange Act or Securities Act and present fairly the financial position of the Company and its consolidated subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified, (ii) such financial statements have been prepared in conformity with U.S. generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby (except as otherwise noted therein), and the supporting schedules included or incorporated by reference in the Time of Sale Prospectus and the Prospectus present fairly the information required to be stated therein, and (iii) the other financial information included or incorporated by reference in the Time of Sale Prospectus and the Prospectus has been derived from the accounting records of the Company and its consolidated subsidiaries and presents fairly the information shown thereby.  Any interactive data in eXtensible Business Reporting Language included or incorporated by reference in the Time of Sale Prospectus or the Prospectus fairly presents in all material respects the information called for and has been prepared in accordance with the Commission’s rules and guidelines applicable thereto in all material respects.  Ernst & Young LLP (together with any other nationally recognized accounting firm that the Company may from time to time engage, the “Accountants”), who have reported on the financial statements and schedules which are audited, are independent registered public accountants with respect to the Company and its subsidiaries within the applicable rules and regulations adopted by the Commission and the Public Accounting Oversight Board (United States) and as required by the Securities Act and the Rules and Regulations.  The statements included in the Time of Sale Prospectus and the Prospectus with respect to the Accountants are true and correct in all material respects. The Company and its subsidiaries have no material contingent obligations which are not disclosed in the Company’s financial statements included in the Time of Sale Prospectus and the Prospectus.

(h)                                 Accounting Controls.  The Company and its subsidiaries maintain systems of “internal control over financial reporting” (as defined in Rule 13a-15(f) of the Exchange Act) that comply with the requirements of the Exchange Act.  Since the end of the Company’s most recently completed fiscal year, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.  Except as disclosed in the Time of Sale Prospectus and the Prospectus, the Company is not aware of any material weaknesses in the Company’s internal controls (whether remediated or not).

(i)                                     Notes.  The Notes are as of the date hereof duly authorized by the Company for issuance and sale pursuant to this Distribution Agreement and the Indenture; and when duly authenticated and delivered by the Trustee in accordance with the terms of the Indenture (assuming the due authorization, execution and delivery of the Indenture by the Trustee), against payment of the consideration therefor, the Notes will be valid and legally binding obligations of the Company entitled to the benefit of the Indenture and will be enforceable against the Company in accordance with their terms, subject, as to enforcement, to (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law), (iii) the discretion of the court before which any proceeding therefor may be brought, (iv) requirements that a claim with respect to any

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Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (v) governmental authority to limit, delay or prohibit the making of payments outside the United States (collectively, the “Enforceability Limitations”) and authorization of the Notes did not, and the execution, delivery and performance of the Notes will not, constitute a breach or violation of, or a default under, or conflict with, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, or result in the creation or imposition of any lien, charge or encumbrance upon the Current Communities, the Development Communities or the Redevelopment Communities (each as defined in the Prospectus and collectively, the “Communities”) or any of the other assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, the Charter or Bylaws of the Company, the articles or certificate of incorporation or bylaws or partnership agreement or operating agreement of any of the Company’s subsidiaries or any Contract (as defined herein) or any judgment, ruling, decree, order, law, statute, rule or regulation of any court or other governmental agency or body applicable to the Communities or the business or properties of the Company or any of its subsidiaries, except as disclosed in the Prospectus and the Time of Sale Prospectus or except for such instances as, individually or in the aggregate, do not involve a material risk to the business, properties, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole; the Indenture has been duly qualified under the TIA and prior to the issuance of the Notes will be duly authorized, executed and delivered by the Company, and assuming due authorization, execution and delivery thereof by the Trustee, will constitute a valid and legally binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Enforceability Limitations; the Notes and the Indenture will conform in all material respects to the statements relating thereto contained in the Prospectus and the Time of Sale Prospectus; and the Notes are, in all material respects, in the form contemplated by the Indenture.  Upon payment of the purchase price and delivery of the Notes in accordance with this Distribution Agreement, each of the purchasers thereof will receive good, valid and marketable title to such Notes, free and clear of all liens, charges and encumbrances.  No pre-emptive or similar rights of stockholders or noteholders exist with respect to any of the Notes or the issuance and sale thereof.  Upon issuance, the Notes will conform in all material respects to all statements relating thereto contained in the Time of Sale Prospectus and the Prospectus.

(j)                                    Distribution Agreement and Indenture.  The Company has the corporate power and authority to enter into this Distribution Agreement, the Indenture, the Notes and each Terms Agreement (as defined herein).  This Distribution Agreement and the Indenture have been duly authorized, executed and delivered by the Company and constitute valid and binding agreements of the Company, enforceable against the Company in accordance with the terms hereof and thereof, except to the extent that enforcement thereof may be limited by the Enforceability Limitations.  The execution, delivery and the performance of this Distribution Agreement, the Indenture and each Written Terms Agreement (as defined herein) and the entry into, and the performance of, each non-written Terms Agreement and the consummation of the transactions contemplated herein and therein did not and will not constitute a breach or violation of, or a default under, or conflict with, or give any other party a right to terminate any of its obligations under, or result in the acceleration of any obligation under, or result in the creation or imposition of any lien, charge or encumbrance upon the Communities or any of the other assets of the Company or any of its subsidiaries pursuant to the terms or provisions of, the Charter or

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Bylaws of the Company, the articles or certificate of incorporation or bylaws or partnership agreement or operating agreement of any of the Company’s subsidiaries or any material contract, lease or other instrument to which the Company or any of its subsidiaries is a party or by which any of their property may be bound or any judgment, ruling, decree, order, law, statute, rule or regulation of any court or other governmental agency or body applicable to the Communities or the business or properties of the Company or any of its subsidiaries, except as disclosed in the Prospectus or except for such instances as, individually or in the aggregate, would not have a Material Adverse Effect and as would not materially and adversely affect the ability of the Company to perform its obligations under this Distribution Agreement, the Indenture, the Notes or any Terms Agreement.

(k)                                 Rating.  At the time of each Settlement Date, the Notes will be rated at least Baa1 by Moody’s Investors Service, Inc. (“Moody’s”) and at least BBB+ by Standard & Poor’s Ratings Service (“S&P” and, together with Moody’s, the “Rating Agencies”), or such other rating as to which the Company shall have most recently notified the Agents pursuant to Section 5(b)(iv) hereof.

(l)                                     No Material Adverse Change.  Except as set forth in the Time of Sale Prospectus and the Prospectus, subsequent to the respective dates as of which information is given in the Registration Statement, Time of Sale Prospectus and the Prospectus, (i) there has not been any material change in the capital stock or long-term debt or short-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole, (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole, and (iii) neither the Company nor any of its subsidiaries has sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, that is material to the Company and its subsidiaries taken as a whole.

(m)                             Company Not an Investment Company.  The Company is not an “investment company” or an entity “controlled” by an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

(n)                                 No Material Actions or Proceedings.  Except as set forth in the Time of Sale Prospectus and the Prospectus, there is no pending or, to the knowledge of the Company, threatened investigation, action, suit or proceeding against or affecting the Company or any of its subsidiaries or any of their respective directors, partners or officers in their capacity as such or any of the Communities before or by any federal or state court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding might reasonably be expected to, individually or in the aggregate, have a Material Adverse Effect, or materially and adversely affect the ability of the Company to

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perform its obligations under this Distribution Agreement; and there are no statutes or regulations or current, pending or, to the Company’s knowledge, threatened, legal, governmental or regulatory claims, actions, suits or proceedings that would be required to be described in the Time of Sale Prospectus or the Prospectus if the Time of Sale Prospectus or the Prospectus, as the case may be, were a Registration Statement filed under the Securities Act that are not so described in the Time of Sale Prospectus and the Prospectus.

(o)                                 Filing and Enforceability of Contracts.  There are no contracts or documents of a character required to be described in the Prospectus and the Time of Sale Prospectus or to be filed as exhibits to the Registration Statement by the Securities Act or the Securities Act Rules and Regulations that have not been so described or filed (the “Contracts”).  All Contracts executed and delivered on or before the date hereof to which the Company or any subsidiary of the Company is a party have been duly authorized, executed and delivered by the Company or such subsidiary and, assuming due authorization, execution and delivery thereof by the other parties thereto, constitute valid and binding agreements of the other parties thereto, enforceable against such parties in accordance with the terms thereof, subject to the Enforceability Limitations.

(p)                                 Compliance With Law.  Each of the Company and its subsidiaries has complied in all material respects with all laws, regulations and orders applicable to it or their respective businesses and properties where the failure to comply would, individually or in the aggregate, have a Material Adverse Effect; neither the Company nor any of its subsidiaries is, and upon consummation of each sale of a Note, none of them will be, in default under any Contract, the violation of which would individually or in the aggregate have a Material Adverse Effect, and no other party under any such Contract to which the Company or any of its subsidiaries is a party is, to the knowledge of the Company, in default in any material respect thereunder; the Company is not in violation of its Charter or Bylaws; except as disclosed in the Prospectus and the Time of Sale Prospectus or except where any such failure, considering all such cases in the aggregate, would not have a Material Adverse Effect, the Company and each of its subsidiaries have or, upon each Delivery Date, will have all governmental licenses (including, without limitation, a California real estate brokerage license and/or a California general contractor’s license, if applicable), permits, consents, orders, approvals and other authorizations, and have made all declarations and filings with the appropriate federal, state, local or foreign governmental or regulatory authorities that are, necessary for the ownership or lease of their respective properties or required to carry on its business as contemplated in the Prospectus and the Time of Sale Prospectus, and none of them has received any notice of proceedings relating to the revocation or modification of any such governmental license, permit, consent, order, approval or other authorization or has any reason to believe that any such governmental license, permit, consent, order, approval or other authorization will not be renewed in the ordinary course which, individually or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would have a Material Adverse Effect.

(q)                                 No Further Consents Required.  No consent, approval, authorization or order of, or filing with, any court or governmental agency or body is required for the consummation of the transactions contemplated by this Distribution Agreement and the Indenture in connection with the issuance or sale of the Notes by the Company, except such as may be required under the Securities Act, the Exchange Act, the TIA or state securities or blue

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sky laws; and the Company has full power and authority to authorize, issue and sell the Notes as contemplated by this Distribution Agreement and the Indenture, free of any preemptive or similar rights.

(r)                                    Title to Properties.  The Company, or its subsidiaries, as applicable, has good and marketable title to the Communities, and the Communities are not subject to any liens or encumbrances except for monetary liens as set forth in the Prospectus and the Time of Sale Prospectus or the Registration Statement, non-delinquent property taxes, utility easements and other immaterial non-monetary liens or encumbrances of record.  All liens, charges, encumbrances, claims or restrictions on or affecting the Communities which are required to be disclosed in the Prospectus and the Time of Sale Prospectus are disclosed therein.  Except as is disclosed in the Registration Statement or the Prospectus and the Time of Sale Prospectus or except as would not, in the aggregate, have a Material Adverse Effect, (i) each of the Company and each of its subsidiaries has valid, subsisting and enforceable leases with its tenants for the properties described in the Prospectus and the Time of Sale Prospectus as leased by it, (ii) no tenant under any of the leases pursuant to which the Company or any subsidiary leases its properties has an option or right of first refusal to purchase the premises demised under such lease, (iii) the use and occupancy of each of the properties of the Company and its subsidiaries complies in all material respects with all applicable codes and zoning laws and regulations, (iv) the Company has no knowledge of any pending or threatened condemnation or zoning change that will in any material respect affect the size of, use of, improvements of, construction on, or access to any of the properties of the Company or its subsidiaries, and (v) the Company has no knowledge of any pending or threatened proceeding or action that will in any manner affect the size of, use of, improvements on, construction on, or access to any of the properties of the Company or its subsidiaries.

(s)                                   Mortgages; Community Matters.  Except as disclosed in the Registration Statement, the mortgages and deeds of trust encumbering the Communities are not convertible nor will the Company or any of its subsidiaries hold a participating interest therein and such mortgages and deeds of trust are not cross-defaulted or cross-collateralized to any property not to be owned directly or indirectly by the Company.  To the knowledge of the Company (i) the present use and occupancy of each of the Communities complies with all applicable codes and zoning laws and regulations, if any, except for such failures to comply which would not individually or in the aggregate have a Material Adverse Effect; and (ii) there is no pending or, to the Company’s knowledge, threatened condemnation, zoning change, environmental or other proceeding or action that will in any material respect affect the size of, use of, improvements on, construction on, or access to the Communities, except for such proceedings or actions that would not individually or in the aggregate have a Material Adverse Effect.

(t)                                    Title Insurance.  Title insurance in favor of the mortgagee, the Company or its Subsidiaries is maintained with respect to each of the Communities, in an amount at least equal to the greater of (i) the cost of acquisition of such property and (ii) the cost of construction by the Company and its subsidiaries of the improvements located on such property (measured at the time of such construction), except, in each case, where the failure to maintain such title insurance would not have a Material Adverse Effect.

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(u)                                 Accuracy of Company’s Statements.  No statement, representation, warranty or covenant made by the Company in this Distribution Agreement or made in any certificate or document required by this Distribution Agreement to be delivered to the Agents was or will be, when made, inaccurate, untrue or incorrect.

(v)                                 No Price Stabilization or Manipulation.  Except as stated in the Prospectus and the Time of Sale Prospectus, neither the Company nor any of its directors, officers or controlling persons has taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Notes to facilitate the sale or resale of the Notes.

(w)                               No Labor Disputes.  No labor dispute with the employees of the Company or any subsidiary exists or, to the knowledge of the Company after due inquiry and investigation, is threatened, which, in either case, would have a Material Adverse Effect.

(x)                                 No Unlawful Contributions.  The Company and its subsidiaries have conducted their businesses in compliance with the Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”), and neither the Company nor any of its subsidiaries nor, to the Company’s knowledge, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) made any payment of funds of the Company or any subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Time of Sale Prospectus and the Prospectus which has not been so disclosed, (ii) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (iii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds, (iv) violated or is in violation of any provision of the FCPA and the rules and regulations thereunder, including, without limitation, by making use of the mails or any means or instrumentality of U.S. interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office in contravention of the FCPA, or (v) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

(y)                                 Compliance With Environmental Laws.  As of each Delivery Date the Company, and each of its subsidiaries (i) will be in compliance in all material respects with any and all applicable foreign, Federal, state and local laws and regulations relating to the protection of human health and safety, the Hazardous Materials (as defined below), or hazardous or toxic wastes, pollutants or contaminants (the “Environmental Laws”); (ii) will have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) will be in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals are otherwise disclosed in the Prospectus or would not, individually or in the aggregate, have a Material Adverse Effect.

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(z)                                  Hazardous Materials.

(i)                                     None of the Company or any partnership or other subsidiary that owns a Community (each a “Partnership”) has at any time, and, to the best knowledge of the Company after due inquiry and investigation, no other party has, at any time, handled, buried, stored, retained, refined, transported, processed, manufactured, generated, produced, spilled, allowed to seep, leak, escape or leach, or be pumped, poured, emitted, emptied, discharged, released, injected, dumped, transferred or otherwise disposed of or dealt with, Hazardous Materials (as hereinafter defined) on, to, above under, in, into or from the Communities, except as disclosed in the environmental reports previously delivered to the Agents or referred to in the Prospectus and the Time of Sale Prospectus, or such as would not individually or in the aggregate have a Material Adverse Effect.  Neither the Company nor its subsidiaries intends to use the Communities or any subsequently acquired properties described in the Prospectus and the Time of Sale Prospectus for the purpose of handling, burying, storing, retaining, refining, transporting, processing, manufacturing, generating, producing, spilling, seeping, leaking, escaping, leaching, pumping, pouring, emitting, emptying, discharging, releasing, injecting, dumping, transferring or otherwise disposing of or dealing with Hazardous Materials, except for the use, storage and transportation of small quantities of substances that are regularly used as office supplies, household cleaning supplies, gardening supplies, or pool maintenance supplies in compliance with applicable Environmental Laws and in accordance with prudent business practices and good hazardous materials storage and handling practices.

(ii)                                  None of the Company or the Partnerships, to the best knowledge of the Company after due inquiry and investigation, knows of any seepage, leak, escape, leach, discharge, injection, release, emission, spill, pumping, pouring, emptying or dumping of Hazardous Materials into waters on, under or adjacent to the Communities or onto lands from which such hazardous or toxic waste or substances might seep, flow or drain into such waters, except as disclosed in the environmental reports previously delivered to the Agents or referred to in the Prospectus and the Time of Sale Prospectus or such as would not individually or in the aggregate have a Material Adverse Effect.

(iii)                               None of the Company or the Partnerships to the best knowledge of the Company after due inquiry and investigation, has received notice of, or has knowledge of any occurrence or circumstance which, with notice or passage of time or both, would give rise to, any claim under or pursuant to any Environmental Law pertaining to Hazardous Materials, hazardous or toxic waste or substances on or originating from the Communities arising out of the conduct of any such party, including, without limitation, pursuant to any Environmental Law, except as disclosed in the environmental reports previously delivered to the Agents or referred to in the Prospectus and the Time of Sale Prospectus or such as would not individually or in the aggregate have a Material Adverse Effect.

As used herein, “Hazardous Material” shall include, without limitation, any flammable materials or explosives, petroleum or petroleum-based products, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances, or related materials, asbestos or any

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material as defined by any Federal, state or local environmental law, ordinance, rule, or regulation including, without limitation, Environmental Laws, the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. Section 9601, et seq.) (“CERCLA”), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Section 1801, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Section 9601, et seq.), and in the regulations adopted and publications promulgated pursuant to each of the foregoing or by any Federal, state or local governmental authority having or claiming jurisdiction over the Communities as described in the Prospectus and the Time of Sale Prospectus.

(aa)                          Periodic Review of Costs of Environmental Compliance.  In the ordinary course of its business, each of the Company and the Partnerships conducts a periodic review of the effect of Environmental Laws on its business, operations and properties in the course of which it identifies and evaluates associated costs and liabilities (including, without limitation, any capital or operating expenditures required for investigation, clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review and on the basis of the reviews conducted by the Company in connection with the Communities, the Company has reasonably concluded that such associated costs and liabilities would not individually or in the aggregate, have a Material Adverse Effect.

(bb)                          Insurance.  The Company and its subsidiaries have insurance covering their respective properties, operations, personnel and businesses, which insurance (other than earthquake insurance) is in amounts and insures against such losses and risks as are prudent and customary to protect the Company and its subsidiaries and their respective businesses, subject to such deductibles, self-insurance and limitations on coverage as are disclosed in the Prospectus and the Time of Sale Prospectus; and neither the Company nor any of its subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage, to the extent that such coverage is then available at commercially reasonable cost, from similar insurers as may be necessary to continue its business.  The Company maintains earthquake insurance on the Communities to the extent described in the Prospectus and the Time of Sale Prospectus.  Neither the Company nor any subsidiary has received from any insurance company notice of any material defects or deficiencies affecting the insurability of any of the Communities (other than with respect to seismic activities).

(cc)                            REIT Status.  The Company has elected to be taxed as a “real estate investment trust” (“REIT”) under the Code and will use its best efforts to continue to be organized and will continue to operate in a manner so as to qualify as a REIT under Sections 856 through 860 of the Internal Revenue Code of 1986, as amended (the “Code”), unless the Board of Directors determines that it is no longer in the best interest of the Company to continue to be so qualified.

(dd)                          No Plan Assets.  Neither the assets of the Company nor its subsidiaries constitute, nor will such assets, as of the Closing Date, constitute, “plan assets” under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

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(ee)                            Distribution of Offering Materials.  The Company has not distributed and, prior to the later to occur of (i) the Closing Date and (ii) completion of the distribution of the Notes, will not distribute any offering material in connection with the offering and sale of the Notes other than the Registration Statement, the Prospectus and the Time of Sale Prospectus or other materials, if any, permitted by the Securities Act.

(ff)                              Form S-3 Eligibility.  The Company satisfies all conditions and requirements for the use of a Registration Statement on Form S-3 under the Securities Act and the Securities Act Rules and Regulations.

(gg)                            Status under the Securities Act.  The Company is not an “ineligible issuer” and is a well-known seasoned issuer in connection with the offering pursuant to Rules 164, 405 and 433 under the Securities Act .  Any free writing prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Each free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or that was prepared by or behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder.  Except for the free writing prospectuses, if any, identified in a Written Terms Agreement, and electronic road shows each furnished to you before first use, the Company has not prepared, used or referred to, and will not, without your prior consent, prepare, use or refer to, any free writing prospectus.

(hh)                          Insider Trading Policy.  Under the Company’s insider trading policy, the officers and directors who are subject to the insider trading policy may not sell or otherwise dispose of securities of the Company without pre-approval from the Company.

(ii)                                  Title to Personal Property.  The Company and its subsidiaries have good and marketable title to, or have valid rights to lease or otherwise use, all items of personal property that are material to the respective businesses of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries, or (ii) would not have, individually or in the aggregate, a Material Adverse Effect.

(jj)                                Title to Intellectual Property.  The Company and its subsidiaries own or possess adequate rights to use all material trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as described in the Time of Sale Prospectus and the Prospectus; the conduct of the respective businesses of the Company and its subsidiaries as described in the Time of Sale Prospectus and the Prospectus will not conflict in any material respect with any such rights of others; and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others, except in all cases as would not have, individually or in the aggregate, a Material Adverse Effect.

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(kk)                          No Undisclosed Relationships.  No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Time of Sale Prospectus and the Prospectus and that is not so described in such documents.

(ll)                                  Taxes.  The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed, or have been granted valid extensions for, all tax returns required to be filed through the date hereof, except for taxes being contested in good faith by appropriate procedures and for which adequate reserves have both been established in accordance with U.S. generally accepted accounting principles and reflected in the financial statements included in the Time of Sale Prospectus and the Prospectus and, except as otherwise disclosed in the Time of Sale Prospectus and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, except in all cases as would not have a Material Adverse Effect.

(mm)                  Compliance with ERISA.  Each employee benefit plan, within the meaning of Section 3(3) of ERISA, that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in all material respects in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including, but not limited to, ERISA and the Code; no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan, excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no “accumulated funding deficiency” as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

(nn)                          Compliance with Money Laundering Laws.  The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened, except in all cases as would not have a Material Adverse Effect.

(oo)                          Compliance with OFAC.  None of the Company, any of its subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering of the Notes hereunder, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture

17

partner or other person or entity, for the purpose of financing the activities of any person, or in any country or territory that, at the time of such financing, is the subject of any OFAC sanctions.

(pp)                          No Restrictions on Subsidiaries.  No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary’s capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary’s properties or assets to the Company or any other subsidiary of the Company, except in all cases as would not have a Material Adverse Effect.

(qq)                          No Broker’s Fees.  Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Distribution Agreement) that would give rise to a valid claim against the Company, any of its subsidiaries or any party purchasing Notes for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Notes.

(rr)                                Margin Rules.  Neither the issuance, sale and delivery of the Notes nor the application of the proceeds thereof by the Company as described in the Time of Sale Prospectus and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

(ss)                              Forward-Looking Statements.  No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Time of Sale Prospectus and the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

(tt)                                Statistical and Market Data.  Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in the Time of Sale Prospectus and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

(uu)                          Sarbanes-Oxley Act.  There is and has been no failure on the part of the Company or any of the Company’s directors or officers, in their capacities as such, to comply in all material respects with any applicable provision of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith (the “Sarbanes-Oxley Act”), including Section 402 related to loans and Sections 302 and 906 related to certifications.

(vv)                          Disclosure Controls.  The Company and its subsidiaries maintain an effective system of “disclosure controls and procedures” (as defined in Rule 13a-15(e) of the Exchange Act) that complies with the requirements of the Exchange Act and is designed to ensure that information required to be disclosed by the Company in reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms, including, but not limited to, controls and procedures designed to ensure that such information is accumulated and communicated to the Company’s management as appropriate to allow timely decisions regarding required disclosure.

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The Company and its subsidiaries have carried out evaluations of the effectiveness of their disclosure controls and procedures as required by Rule 13a-15 of the Exchange Act.

(ww)                      Officer’s Certificate.  Any certificate signed by any officer of the Company and delivered to the Agents or to counsel for the Agents in connection with this Distribution Agreement will be deemed a representation and warranty by the Company to the Agents as to the matters covered thereby on the date of such certificate.

(xx)                          Non-Affiliated Market Capitalization.  As of the effective date of the Registration Statement, the aggregate market value of the voting stock held by non-affiliates of the Company (computed using the price at which Common Stock was last sold as of a date within sixty (60) days prior to such date) exceeds $150 million.

4.                                      Purchases as Principal; Solicitations as Agent.

(a)                                 Purchases as Principal.  If so agreed by one or more of the Agents and the Company in each instance, Notes may be purchased by such Agent or Agents as principal.  An Agent’s commitment to purchase Notes as principal shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth.  In addition, in connection with each such sale, the Company and such Agent or Agents will enter into a supplemental agreement (a “Terms Agreement”) that will provide for the terms of the sale of such Notes to, and the purchase thereof by, such Agent or Agents (which terms, unless otherwise agreed, shall, to the extent applicable, include those terms specified in Exhibit A hereto).  Each Terms Agreement shall take the form of either (i) an oral agreement between such Agent or Agents and the Company, with written confirmation prepared by such Agent or Agents and mailed to the Company, or (ii) a written agreement between such Agent or Agents and the Company (a “Written Terms Agreement”).  Unless the context otherwise requires, references herein to this “Distribution Agreement” shall include the applicable Terms Agreement of one or more Agents to purchase Notes from the Company as principal.  Each purchase of Notes, unless otherwise agreed, shall be at a discount from the principal amount of each such Note equivalent to the applicable commission set forth in Schedule II hereto.  The Agents may engage the services of any other broker or dealer in connection with the resale of the Notes purchased by them as principal and may allow any portion of the discount received in connection with such purchases from the Company to such brokers and dealers.  At the time of each purchase of Notes by one or more Agents as principal, the Company and such Agent or Agents shall agree in the Terms Agreement whether any market stand-off provision (as referred to in Section 5(r) hereof) will be required.  If the Company and two or more Agents enter into an agreement pursuant to which such Agents agree to purchase Notes from the Company as principal and one or more of such Agents shall fail at the relevant Settlement Date to purchase the Notes which it or they are obligated to purchase (the “Defaulted Notes”), then the nondefaulting Agents shall have the right, within 24 hours thereafter, to make arrangements for one of them or one or more other Agents or underwriters to purchase all, but not less than all, of the Defaulted Notes in such amounts as may be agreed upon and upon the terms herein set forth; provided, however, that if such arrangements shall not have been completed within such 24-hour period, then:

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(i)                                     if the aggregate principal amount of Defaulted Notes does not exceed 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the relevant Settlement Date, the nondefaulting Agents shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective initial underwriting obligations bear to the underwriting obligations of all nondefaulting Agents; or

(ii)                                  if the aggregate principal amount of Defaulted Notes exceeds 10% of the aggregate principal amount of Notes to be so purchased by all of such Agents on the relevant Settlement Date, such agreement shall terminate without liability on the part of any nondefaulting Agent.

No action taken pursuant to this paragraph shall relieve any defaulting Agent from liability in respect of its default.  In the event of any such default which does not result in a termination of such agreement, either the nondefaulting Agents or the Company shall have the right to postpone the relevant Settlement Date for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

Unless otherwise specified in a Terms Agreement, if an Agent or Agents are purchasing Notes as principal, it or they, as the case may be, may resell such Notes to other dealers.  Any such sales may be at a discount, which shall not exceed the amount set forth in the Prospectus Supplement relating to such Notes.

(b)                                 Solicitations as Agent.  On the basis of the representations and warranties herein contained, but subject to the terms and conditions herein set forth, when agreed by the Company and an Agent, such Agent, as an agent of the Company, will use its reasonable efforts to solicit offers to purchase the Notes upon the terms and conditions set forth herein and in the Prospectus.  The Agents are not authorized to appoint sub-agents with respect to Notes sold through them as agents.  All Notes sold through an Agent as agent will be sold at 100% of their principal amount unless otherwise agreed to by the Company and such Agent.

The Company reserves the right, in its sole discretion, to suspend solicitation of offers for the purchase of Notes through an Agent, as agent, commencing at any time for any period of time or permanently.  As soon as practicable, but not later than one business day, after receipt of instructions from the Company, such Agent will suspend solicitation of offers for the purchase of Notes from the Company until such time as the Company has advised such Agent that such solicitation may be resumed.  During the period of time that such solicitation is suspended, the Company shall not be required to deliver, or cause to be delivered, any opinions, letters, or certificates in accordance with Section 8 hereof; provided that if the Registration Statement or Prospectus is amended or supplemented during the period of suspension (other than by an amendment or supplement providing solely for a change in the interest rates, redemption provisions, amortization schedules or maturities offered for the Notes or for a change that the Agents deem to be immaterial), no Agent shall be required to resume soliciting offers to purchase Notes until the Company have delivered, or cause to be delivered, such opinions, letters and certificates in accordance with Section 8 hereof or as such Agent may reasonably request.

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Upon settlement, the Company agrees to pay to each Agent, as consideration for the sale of each Note resulting from a solicitation made or an offer to purchase received by such Agent, a commission, in the form of a discount from the purchase price of such Note equal to the applicable percentage of the principal amount of such Note as set forth in Schedule II hereto.

(c)                                  Administrative Procedures.  The purchase price, interest rate or formula, maturity date and other terms of the Notes (as applicable) specified in Exhibit A hereto shall be agreed upon by the Company and the applicable Agent or Agents and specified in a Pricing Supplement to the Prospectus to be prepared by the Company in connection with each sale of Notes.  Except as otherwise specified in the applicable Pricing Supplement, the Notes will be issued in denominations of U.S. $1,000 or any larger amount that is an integral multiple of U.S. $1,000.  Administrative procedures with respect to the issuance and sale of Notes shall be agreed upon from time to time by the Company, the Agents and the Trustee (the “Procedures”), and initially such Procedures shall be as set forth in Exhibit B hereto.  The Agents and the Company agree to perform, and the Company agrees to cause the Trustee to agree to perform, their respective duties and obligations specifically provided to be performed by them in the Procedures.

(d)                                 Agents’ Obligations Several and Not Joint.  The Company acknowledges that the obligations of the Agents under this Distribution Agreement are several and not joint.

5.                                      Covenants of the Company.  The Company covenants and agrees with the Agents as follows:

(a)                                 Amendments and Supplements.  During the period in which a prospectus relating to the Notes is required to be delivered under the Securities Act, the Company shall (i) notify the Agents promptly of the time when any subsequent amendment to the Registration Statement has become effective or any supplement to the Prospectus has been filed and of any request by the Commission for any amendment or supplement to the Registration Statement or Prospectus or for additional information, (ii) prepare and file with the Commission, promptly upon your request, any amendments or supplements to the Registration Statement or Prospectus that, in your opinion, may be necessary or advisable in connection with your distribution of the Notes, and (iii) file no amendment or supplement to the Registration Statement or Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) to which the Agents or your counsel shall reasonably object by notice to the Company after having been furnished a copy a reasonable time prior to the filing.

(b)                                 Notification Upon Certain Events.  The Company shall advise you, promptly after it receives notice or otherwise learns, (i) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement, (ii) of the suspension of the qualification or registration of the Notes for offering or sale in any jurisdiction, (iii) of the initiation or threatening (in writing) of any proceeding for any such purpose or (iv) of any change in the rating assigned by the Rating Agencies or any other “nationally recognized statistical rating organization,” as such term is defined for purposes of Section 3(a)(62) of the Exchange Act, to any debt securities (including the Notes) of the Company, or the public announcement by any nationally recognized statistical rating organization that it has under surveillance or review,

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with possible negative implications, its rating of any such debt securities, or the withdrawal by any nationally recognized statistical rating organization of its rating of such debt securities; and the Company will promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such a stop order should be issued.

(c)                                  Compliance With Securities Laws.  The Company shall comply with all requirements imposed upon it by the Securities Act, the Securities Act Rules and Regulations, the Exchange Act, the Exchange Act Rules and Regulations and the TIA as from time to time in force, so far as is necessary to permit the continuance of sales of, or dealings in, the Notes as contemplated by the provisions hereof and the Prospectus.  If during such period any event occurs as a result of which, in the opinion of counsel to the Agents, the Registration Statement contains an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances then existing, not misleading, or if during such period it is necessary to amend or supplement the Registration Statement or Prospectus to comply with the Securities Act, the Company will promptly notify the Agents and will amend or supplement the Registration Statement or Prospectus (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

(d)                                 Copies of Offering Documents.  The Company shall furnish to the Agents copies of the Registration Statement, the Prospectus and the Time of Sale Prospectus (including all documents incorporated by reference therein) and all amendments and supplements to the Registration Statement and the Prospectus and the Time of Sale Prospectus that are filed with the Commission during the period in which a prospectus relating to the Notes is required to be delivered under the Securities Act (including all documents filed with the Commission during such period that are deemed to be incorporated by reference therein), in each case as soon as available and in such quantities as the Agents may from time to time reasonably request.

(e)                                  Copies of Securities Filings and Distributions.  The Company shall furnish the Agents with copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system and with all other financial statements and reports it distributes generally to the holders of any class of its capital stock during the period of five years commencing on the date upon which the Prospectus Supplement is filed pursuant to Rule 424(b) of the Securities Act Rules and Regulations.

(f)                                   Earnings Statements.  The Company shall make generally available to its security holders and to the Agents as soon as practicable after each sale of Notes, earning statements (which need not be audited) that satisfy the provisions of Section 11(a) of the Securities Act and the Securities Act Rules and Regulations (including, without limitation, Rule 158 of the Securities Act Rules and Regulations) with respect to each sale of Notes.

(g)                                  Payment of Expenses.  The Company shall pay, or reimburse if paid by you, whether or not the transactions contemplated by this Distribution Agreement are consummated or this Distribution Agreement is terminated, all costs and expenses incident to the performance of the obligations of the Company under this Distribution Agreement, including but

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not limited to costs and expenses of or relating to (i) the preparation, printing and filing of the Registration Statement and exhibits thereto, the Prospectus and the Time of Sale Prospectus and any amendment or supplement to the Registration Statement or the Prospectus and the Time of Sale Prospectus, (ii) the word processing and reproduction of the Indenture and the Notes and the delivery of the Notes, (iii) the costs incurred by the Company in furnishing (including costs of shipping, mailing and courier) such copies of the Registration Statement, the Prospectus and the Time of Sale Prospectus and all amendments and supplements thereto, as may be requested for use in connection with the offering and sale of the Notes by the Agents or by dealers to whom Notes may be sold, (iv) the filing fees and the fees and expenses of counsel to the Agents in connection with any filings required to be made with Financial Industry Regulatory Authority, Inc. (“FINRA”), (v) any registration or qualification of the Notes for offer and sale under the securities or blue sky laws of such jurisdictions designated by you, including the reasonable fees, disbursements and other charges of your counsel in connection therewith, and the preparation of any blue sky or legal investment memoranda, (vi) the fees charged by each of the Rating Agencies for the rating of the Notes at the request of the Company, (vii) counsel (including local and special counsel) to the Company and any surveyors, engineers, appraisers, photographers, accountants and other professionals engaged by the Company, (viii) the transfer agent for the Notes, (ix) the costs and expenses of the Trustee under the Indenture, (x) Ernst & Young LLP or such other nationally-recognized accountants as may be engaged by the Company in connection with the offering of the Notes (the “Accountants”) and (xi) the reasonable fees and disbursements of counsel to the Agents incurred in connection with the negotiation and execution of this Distribution Agreement and the initial filing of a Prospectus Supplement to be filed contemporaneous herewith, in an amount not to exceed $25,000.

(h)                                 Blue Sky Qualification.  The Company shall qualify the notes for offering and sale under the applicable securities laws and real estate syndication laws of such states and other jurisdictions of the United States or Canada as the Agents may designate, and will maintain such qualifications in effect for as long as may be required for the distribution of the Notes; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation in any jurisdiction in which it is not so qualified.  The Company will file such statements and reports as may be required by the laws of each jurisdiction in which the Notes have been qualified as above provided.  The Company will promptly advise the Agents of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any such state or jurisdiction or the initiating or threatening of any proceeding for such purpose.

(i)                                     No Price Stabilization or Manipulation.  The Company shall not take, at any time, directly or indirectly, other than in connection with this Distribution Agreement, any action designed to stabilize, or which might reasonably be expected to cause or result in, or which has constituted or which might reasonably be expected to constitute the stabilization of, the price of the Notes.

(j)                                    Rating Agency Matters.  The Company shall take all reasonable action necessary to enable the Rating Agencies to provide their respective credit ratings of the Notes.

(k)                                 Establishing Terms of Notes.  The Company shall execute and deliver a Supplemental Indenture or officer’s certificate, as applicable, designating the Notes as the debt

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securities to be offered, and establishing the applicable terms and provisions of each Note in accordance with the provisions of the Indenture and any applicable Terms Agreement.

(l)                                     Use of Proceeds.  The Company shall apply the net proceeds to the Company from the sale of the Notes by the Company as set forth under the caption “Use of Proceeds” in the Prospectus and the Time of Sale Prospectus.

(m)                             Preparation of Pricing Supplements.  The Company shall prepare, with respect to any Notes to be sold to or through an Agent or Agents pursuant to this Distribution Agreement, a Pricing Supplement with respect to such Notes in a form previously approved by such Agent or Agents.  The Company will deliver such Pricing Supplement no later than 11:00 a.m., New York City time, on the business day following the date of the Company’s acceptance of the offer for the purchase of such Notes and will file such Pricing Supplement with the Commission in accordance with and within the time prescribed by the applicable paragraph of Rule 424(b) of the Securities Act Rules and Regulations.

(n)                                 Unaudited Financial Information.  The Company shall furnish to the Agents, within two business days following the date on which such information is first released to the general public, interim financial statement information related to the Company with respect to each of the first three quarters of any fiscal year and preliminary financial statement information with respect to any fiscal year; and the Company shall cause the Prospectus and the Time of Sale Prospectus to be amended or supplemented to include or incorporate by reference financial information with respect thereto and corresponding information for the comparable period of the preceding fiscal year, as well as such other information and explanations as shall be necessary for an understanding thereof and as shall be required by the Securities Act or the Securities Act Rules and Regulations.

(o)                                 Audited Financial Information.  The Company shall furnish to the Agents, within two business days following the date on which such information is first released to the general public, financial information included in or derived from the audited financial statements of the Company for the preceding fiscal year; and the Company shall cause the Registration Statement and the Prospectus and the Time of Sale Prospectus to be amended, whether by the filing of documents pursuant to the Exchange Act or the Securities Act or otherwise, to include or incorporate by reference such audited financial statements and the report or reports, and consent or consents to such inclusion or incorporation by reference, of the independent accountants with respect thereto, as well as such other information and explanations as shall be necessary for an understanding of such financial statements and as shall be required by the Securities Act or the Securities Act Rules and Regulations.

(p)                                 REIT Status.  Unless the Board of Directors of the Company determines in its reasonable business judgment and pursuant the Charter that continued qualification as a “real estate investment trust” under the Code is not in the Company’s best interest, the Company will use its best efforts to, and will continue to meet the requirements to, qualify as a “real estate investment trust” under the Code.

(q)                                 Market Stand-Off Pending Settlement.  Between the date of any Terms Agreement and the Settlement Date with respect to such Terms Agreement, the Company will

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not, without such Agent’s prior consent, offer, sell, contract to sell or otherwise dispose of any debt securities of the Company substantially similar to such Notes (other than (i) the Notes that are to be sold pursuant to such Terms Agreement, (ii) Notes previously agreed to be sold by the Company, and (iii) commercial paper and short-term bank loans issued in the ordinary course of business (collectively, the “Market Stand-Off Exceptions”)), except as may otherwise be provided in such Terms Agreement.

(r)                                    Market Stand-Off Generally.  If requested by any Agent in connection with a purchase by it of Notes as principal in accordance with Section 4(a) hereof, the Company shall cause such transaction to be subject to the terms of such market stand-off provision as shall be agreed upon by the Company and such Agent at the time of such agreement to purchase Notes as principal.

(s)                                   Furnishing Free Writing Prospectuses.  The Company shall furnish to the Agents a copy of each proposed free writing prospectus to be prepared by or on behalf of, used by, or referred to by the Company and not to use or refer to any proposed free writing prospectus to which the Agents reasonably object.  The Company will, pursuant to reasonable procedures developed in good faith, retain copies of each free writing prospectus that is not filed with the Commission in accordance with Rule 433(d) under the Securities Act.

(t)                                    No Filing Free Writing Prospectuses.  The Agents shall not take any action that would result in the Company being required to file with the Commission pursuant to Rule 433(d) under the Securities Act a free writing prospectus prepared by or on behalf of the Agents that the Company otherwise would not have been required to file thereunder, but for the action of such Agent.

(u)                                 Amendments and Supplements to the Time of Sale Prospectus.  If the Time of Sale Prospectus is being used to solicit offers to buy the Securities at a time when the Prospectus is not yet available to prospective purchasers and any event shall occur or condition exist as a result of which it is necessary to amend or supplement the Time of Sale Prospectus in order to make the statements therein, in the light of the circumstances, not misleading, or if any event shall occur or condition exist as a result of which the Time of Sale Prospectus conflicts with the information contained in the Registration Statement then on file, or if, in the opinion of counsel for the Agents, it is necessary to amend or supplement the Time of Sale Prospectus to comply with applicable law, forthwith to prepare, file with the Commission and furnish, at its own expense, to the Agents and to any dealer upon request, either amendments or supplements to the Time of Sale Prospectus so that the statements in the Time of Sale Prospectus as so amended or supplemented will not, in the light of the circumstances when delivered to a prospective purchaser, be misleading or so that the Time of Sale Prospectus, as amended or supplemented, will no longer conflict with the Registration Statement, or so that the Time of Sale Prospectus, as amended or supplemented, will comply with law.

6.                                      Conditions of Agents’ Obligations at the Closing.  The obligations of the Agents to purchase Notes as principal and to solicit offers for the purchase of Notes as agent of the Company, and the obligations of any purchasers of the Notes sold through an Agent as agent, shall be subject to the accuracy of the representations and warranties of the Company herein, to the accuracy of the statements of the officers of the Company made in any certificate furnished

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pursuant to the provisions hereof, to the performance and observance by the Company of all of its covenants and agreements contained herein and to the following additional conditions precedent:

(a)                                 Opinion of Company Counsel.  On the Commencement Date and on each Settlement Date, the relevant Agents shall have received the opinion of Goodwin Procter LLP, counsel for the Company, dated the date of its delivery, to the effect set forth in Exhibit C.

(b)                                 Opinion of Company Tax Counsel.  On the Commencement Date and on each Settlement Date, the relevant Agents shall have received the opinion of Goodwin Procter LLP, tax counsel to the Company, dated the date of its delivery, to the effect that, subject to the assumptions and qualifications historically included by such counsel in opinions rendered in recent public offerings by AvalonBay Communities, Inc., commencing with the taxable year ending December 31, 1994, the form of organization of the Company and its operations are such as to enable the Company to qualify as a “real estate investment trust” under the applicable provisions of the Code.

(c)                                  Opinion of Counsel to the Agents.  On the Commencement Date and on each Settlement Date, the relevant Agents shall have received from O’Melveny & Myers LLP, counsel to the Agents, such opinion or opinions, dated the date of its delivery, with respect to the organization of each of the Company, the validity of the Indenture, the Notes, the Registration Statement, the Prospectus and other related matters as the Agents reasonably may request, and such counsel shall have received such documents and information as they request to enable them to pass upon such matters.

(d)                                 Comfort Letter.  On the Commencement Date, on the date of each Terms Agreement and on each Settlement Date, the relevant Agents shall have received a letter from the Accountants, dated the date of its delivery, containing information of the type ordinarily included in accountants’ “comfort letters” delivered according to Statement of Auditing Standards No. 72 (or any successor bulletin) published by the American Institute of Certified Public Accountants, including, without limitation, statements to the effect that:

(i)                                     They are independent public accountants with respect to the Company and the Subsidiaries within the meaning of the Securities Act and the Securities Act Rules and Regulations, and no information concerning their relationship with or interest in either of the Company is required by Item 10 of the Registration Statement.

(ii)                                  In their opinion, the financial statements and supporting schedules examined by them and included or incorporated by reference in the Registration Statement and Prospectus and audited by them and covered by their opinions therein comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Rules and Regulations with respect to registration statements on Form S-3 and the Exchange Act and the Exchange Act Rules and Regulations.

(iii)                               They have performed limited procedures, not constituting an audit, including a reading of the latest available unaudited interim consolidated financial

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statements of the Company, a reading of the minute books of the Company, inquiries of certain officials of the Company who have responsibility for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, and on the basis of such limited review and procedures nothing came to their attention that caused them to believe that:

(A)                               the unaudited financial statements of the Company included in the Registration Statement, or incorporated by reference therein, do not comply as to form in all material respects with the applicable accounting requirements of the Securities Act and the Securities Act Rules and Regulations and the Exchange Act and the Exchange Act Rules and Regulations, or material modifications are required for them to be presented in conformity with generally accepted accounting principles;

(B)                               the operating data and balance sheet data included or incorporated by reference in the Prospectus were not determined on a basis substantially consistent with that used in determining the corresponding amounts in the audited financial statements included or incorporated by reference in the Registration Statement;

(C)                               the pro forma financial information included or incorporated by reference in the Registration Statement was not determined on a basis substantially consistent with that of the audited financial statements included or incorporated by reference in the Registration Statement; or

(D)                               at a specified date not more than five days prior to the date hereof, there had been any change in the capital stock of the Company or the Subsidiaries, or any increase in the debt of the Company or the Subsidiaries or any decrease in the net assets of the Company or the Subsidiaries, as compared with the amounts shown in the most recent consolidated balance sheet of the Company and the Subsidiaries, included in the Registration Statement or incorporated by reference therein, or, during the period from the date of the most recent consolidated statement of operations included in the Registration Statement or incorporated by reference therein to a specified date not more than five days prior to the date hereof, there were any decreases, as compared with the corresponding period in the preceding year, in revenues, net income or funds from operations of the Company and the Subsidiaries, except in all instances for changes, increases or decreases which the Registration Statement and the Prospectus disclose have occurred or may occur.

(iv)                              In addition to the examination referred to in their report included in the Registration Statement and the Prospectus and the limited procedures referred to in clause (iii) above, they have carried out certain other specified procedures, not constituting an audit, with respect to certain amounts, percentages and financial information which are included in the Registration Statement and the Prospectus and which are specified by the Agents, and have found such amounts, percentages and

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financial information to be in agreement with the relevant accounting, financial and other records of the Company and the Subsidiaries identified in such letter.

(e)                                  Officers’ Certificate.  On the Commencement Date and on each Settlement Date, the relevant Agents shall have received from the Company a certificate, dated the date of its delivery, signed by each of the Chief Executive Officer and the Chief Financial Officer of the Company, in form and substance satisfactory to the relevant Agents, to the effect that:

(i)                                     No stop order suspending the effectiveness of the Registration Statement has been issued and, to the best of such officers’ information and belief, no proceeding for that purpose is pending or threatened by the Commission;

(ii)                                  No order suspending the effectiveness of the Registration Statement or the qualification or registration of the Notes under the securities or Blue Sky laws of any jurisdiction is in effect and, to the best of such officers’ information and belief, no proceeding for such purpose is pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction;

(iii)                               Any request for additional information on the part of the staff of the Commission or any such authorities has been complied with to the satisfaction of the staff of the Commission or such authorities;

(iv)                              Each signer of such certificate has carefully examined the Registration Statement and the Prospectus (including any documents filed under the Exchange Act and deemed to be incorporated by reference into the Prospectus) and (A) as of the date of such certificate, such documents, taken together, are true and correct in all material respects and do not omit to state a material fact required to be stated therein or necessary in order to make the statements therein not untrue or misleading and (B) no event has occurred as a result of which it is necessary to amend or supplement the Prospectus in order (1) to make the statements therein not untrue or misleading in any material respect or (2) to otherwise comply with the disclosure requirements of Form S-3.  There has been no document required to be filed under the Exchange Act and the Exchange Act Rules and Regulations that upon such filing would be deemed to be incorporated by reference into the Prospectus that has not been so filed;

(v)                                 Each of the representations and warranties of the Company contained in this Distribution Agreement was, when originally made, and is, at the time such certificate is delivered, true and correct in all material respects;

(vi)                              Each of the covenants required to be performed by the Company herein on or prior to the delivery of such certificate has been duly, timely and fully performed in all material respects, and each condition herein required to be complied with by the Company on or prior to the date of such certificate has been duly, timely and fully complied with, in all material respects; and

(vii)                           Subsequent to the latter of the execution and delivery of this Distribution Agreement and the date of the most recent Terms Agreement through the

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date of such certificate, there has not occurred any downgrading in the rating accorded the Notes or any other debt securities of the Company by any Rating Agency nor has any notice been given to the Company of (A) any intended or potential downgrading by any Rating Agency in such securities, or (B) any review or possible change by any Rating Agency that does not indicate a stable, positive or improving rating accorded such securities.

(f)                                   No Stop Orders or Unmet Commission Requests.  (i) no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall be pending or threatened by the Commission, (ii) no order suspending the effectiveness of the Registration Statement or the qualification or registration of the Notes under the securities or Blue Sky laws of any jurisdiction shall be in effect and no proceeding for such purpose shall be pending before or threatened or contemplated by the Commission or the authorities of any such jurisdiction, (iii) any request for additional information on the part of the staff of the Commission or any such authorities shall have been complied with to the satisfaction of the staff of the Commission or such authorities, and (iv) after the date hereof no amendment or supplement to the Registration Statement or the Prospectus (other than any document required to be filed under the Exchange Act that upon filing is deemed to be incorporated by reference therein) shall have been filed unless a copy thereof was first submitted to the Agents and the Agents did not object thereto in good faith.

(g)                                  No Material Adverse Change.  Since the respective dates as of which information is given in the Registration Statement and the Prospectus and the Time of Sale Prospectus, (i) there shall not have been a material adverse change in the general affairs, business, business prospects, properties, management, condition (financial or otherwise) or results of operations of the Company and its subsidiaries, taken as a whole, whether or not arising from transactions in the ordinary course of business, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and the Time of Sale Prospectus, (ii) there shall not have been any material change on a consolidated basis, in the equity capitalization or long-term debt of the Company, or any adverse change in the rating assigned to any securities of the Company, in each case other than as set forth in or contemplated by the Registration Statement and the Prospectus and the Time of Sale Prospectus, and (iii) neither the Company nor any of its subsidiaries shall have sustained any material loss or interference with its business or properties from fire, explosion, flood or other casualty, whether or not covered by insurance, or from any labor dispute or any court or legislative or other governmental action, order or decree, which is not set forth in the Registration Statement and the Prospectus and the Time of Sale Prospectus, if in the judgment of the Agents any such development makes it impracticable or inadvisable to offer or deliver the Notes on the terms and in the manner contemplated in the Prospectus and the Time of Sale Prospectus.

(h)                                 No Material Litigation Commenced.  Since the respective dates as of which information is given in the Registration Statement and the Prospectus, there shall have been no litigation or other proceeding instituted against the Company or any of its subsidiaries or any of their respective officers or directors in their capacities as such, before or by any Federal, state or local court, commission, regulatory body, administrative agency or other governmental body, domestic or foreign, in which litigation or proceeding an unfavorable ruling, decision or finding would materially and adversely affect the business, properties, business prospects,

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condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole.

(i)                                     Accuracy of Representations and Warranties; Observance of Covenants.  At each Delivery Date, each of the representations and warranties of the Company contained herein shall be true and correct in all material respects, as if made at such Delivery Date, and all covenants and agreements contained herein to be performed on the part of the Company and all conditions contained herein to be fulfilled or complied with by the Company at or prior to such Delivery Date, shall have been duly performed, fulfilled or complied with.

(j)                                    Blue Sky Qualification.  The Notes shall be qualified for sale or exempt therefrom in the jurisdictions designated pursuant to Section 5(h), each such qualification shall be in effect and not subject to any stop order or other proceeding.

(k)                                 Other Documents.  On the Commencement Date and on each Delivery Date, counsel to the Agents shall have been furnished with such other documents and opinions as such counsel may reasonably require for the purpose of enabling such counsel to pass upon the issuance and sale of Notes as herein contemplated and related proceedings, or in order to evidence the accuracy and completeness of any of the representations and warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Company in connection with the issuance and sale of Notes as herein contemplated shall be satisfactory in form and substance to the relevant Agents and to counsel to the Agents.

(l)                                     Special Conditions for Agents’ Purchases as Principal.  The obligations of the Agents to purchase Notes as principal will be subject to the following further conditions: (i) the rating assigned by each of the Rating Agencies, or any other nationally recognized securities rating agency, to any debt securities of the Company as of the date of the agreement to purchase Notes as principal shall not have been lowered and no such rating agency shall have publicly announced that it has under surveillance or review, with possible negative implications, its ratings of any debt securities of the Company since that date; and (ii) there shall not have come to the attention of any Agent any facts that would cause such Agent to believe that the Prospectus, at the time it was required to be delivered to a purchaser of the Notes, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at such time, not misleading.

The documents required to be delivered by this Section 6 in connection with the execution and delivery of this Distribution Agreement by the Agents and the Company were originally delivered to the Agents at the San Francisco office of O’Melveny & Myers LLP, counsel for the Agents, on December 16, 2013.  The date of delivery of this Distribution Agreement is referred to herein as the “Commencement Date.”

All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are reasonably satisfactory in form and substance to the Agents and their counsel. The Company will furnish the Agents with such conformed copies of such opinions, certificates, letters and other documents as the Agents shall reasonably request.

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If any condition specified in this Section 6 shall not have been fulfilled when and as required to be fulfilled, this Distribution Agreement may be terminated by any Agent in accordance with Section 13 below (such termination to be effective only with respect to such Agent) and any such termination shall be without liability of any party to any other party, except that the covenant regarding provision of an earnings statement set forth in Section 5(f) hereof, the indemnity and contribution agreements set forth in Section 9 hereof, the provisions concerning payment of expenses under Section 10 hereof, the provisions concerning the representations, warranties and agreements to survive delivery of Section 11 hereof, the provisions relating to parties set forth in Section 15 and the provisions relating to governing law set forth in Section 16 hereof shall remain in effect.

7.                                      Delivery of and Payment for Notes Sold through the Agents.  Delivery of Notes sold through any Agent as agent shall be made by the Company to such Agent for the account of any purchaser only against payment therefor in immediately available funds.  In the event that a purchaser shall fail either to accept delivery of or to make payment for a Note on the date fixed for settlement, such Agent shall promptly notify the Company and deliver such Note to the Company and, if such Agent has theretofore paid the Company for such Note, the Company will promptly return such funds to such Agent unless the failure arose from the gross negligence or willful misconduct of such Agent or from a default by such Agent in the performance of its obligations hereunder.  If such failure occurred for any reason other than the gross negligence or willful misconduct of such Agent or from a default by such Agent in the performance of its obligations hereunder, the Company will reimburse such Agent on an equitable basis for its loss of the use of the funds for the period such funds were credited to the Company’s account.

8.                                      Additional Covenants of the Company.  The Company covenants and agrees with the Agents that:

(a)                                 Reaffirmation of Representations and Warranties.  Each acceptance by the Company of an offer for the purchase of Notes (whether to an Agent as principal or through an Agent as agent), and each delivery of Notes (whether to an Agent as principal or through an Agent as agent), shall be deemed to be an affirmation that the representations and warranties of the Company contained in this Distribution Agreement and in the most recent certificate (for each type of certificate) theretofore delivered to any Agent pursuant hereto (and if the applicable Agent has not received a copy of such certificate, one shall be supplied) are true and correct in all material respects at the time of such acceptance or sale, as the case may be, and an undertaking that such representations and warranties will be true and correct at the time of delivery to such Agent or to the purchaser, as the case may be, of the Note or Notes relating to such acceptance or sale, as the case may be, as though made at and as of each such time (and it is understood that such representations and warranties shall relate to the Registration Statement and the Prospectus and the Time of Sale Prospectus as amended and supplemented to each such time).

(b)                                 Subsequent Delivery of Certificates.  Upon the written request of any Agent within 45 days of the Company’s filing with the Commission of any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus and the Time of Sale Prospectus, and otherwise only (i) as required in connection with a sale

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pursuant to Section 4(a) or (ii) at such times as may be reasonably requested by an Agent following the occurrence of any event that such Agent reasonably considers to be a material adverse change to the business, prospects, properties, financial position or results of operations of the Company and its subsidiaries, taken as a whole, the Company shall furnish or cause to be furnished to the relevant Agents forthwith a certificate, dated the date of filing with the Commission of such document, the date of such sale or the date requested by such Agent, as applicable, in form reasonably satisfactory to such Agent, to the effect that the statements contained in the certificate referred to in Section 6(e) hereof which were last furnished to the relevant Agents are true and correct at the time of such filing, as though made at and as of such time (except that such statements shall be deemed to relate to the Registration Statement and the Prospectus and the Time of Sale Prospectus as amended and supplemented to such time) or, in lieu of such certificate, a certificate substantially similar to the certificate referred to in Section 6(e) hereof, modified as necessary to relate to the Registration Statement and the Prospectus and the Time of Sale Prospectus as amended and supplemented to the time of delivery of such certificate.

(c)                                  Subsequent Delivery of Legal Opinions.  Upon the written request of any Agent within 45 days of the Company’s filing with the Commission of any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus and the Time of Sale Prospectus, and otherwise only (i) as required in connection with a sale pursuant to Section 4(a) or (ii) at such times as may be reasonably requested by an Agent following the occurrence of any event that such Agent reasonably considers to be material adverse change to the business, prospects, properties, financial position or results of operations of the Company taken as a whole, the Company shall furnish or cause to be furnished forthwith, and in any case promptly upon request, to the relevant Agents and to counsel to the Agents the written opinions of counsel to the Company, dated the date of filing with the Commission of such document, the date of such sale or the date requested by such Agent, as applicable, to the effect of the opinions and statements referred to in Sections 6(a) and 6(b) and in form and substance reasonably satisfactory to the relevant Agents, which opinions may include such reductions or limitations as shall be reasonably satisfactory to the relevant Agents, and shall be modified, as necessary, to relate to the Registration Statement and the Prospectus and the Time of Sale Prospectus as amended and supplemented to the time of delivery of such opinion or, in lieu of such opinion, counsel last furnishing such opinion to the relevant Agents may furnish the relevant Agents with a letter substantially to the effect that the relevant Agents may rely on such last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion shall be deemed to relate to the Registration Statement and the Prospectus and the Time of Sale Prospectus as amended and supplemented to the time of delivery of such letter authorizing reliance).

(d)                                 Subsequent Delivery of Comfort Letters.  Upon the written request of any Agent within 45 days of the Company’s filing with the Commission of any Quarterly Report on Form 10-Q or Annual Report on Form 10-K incorporated by reference into the Prospectus, and otherwise only (i) as required in connection with a sale pursuant to Section 4(a) or (ii) at such times as may be reasonably requested by an Agent following the occurrence of any event that such Agent reasonably believes may have had a Material Adverse Effect, the Company shall cause the Accountants forthwith to furnish the relevant Agents a letter, dated the date of the filing of such document with the Commission, the date of such sale or the date requested by such

32

Agent, as applicable, in form and substance reasonably satisfactory to the relevant Agents, substantially similar to the portions of the letter referred to in clauses (i) and (ii) of Section 6(d) hereof (but modified to relate to the Registration Statement and Prospectus as amended and supplemented to the date of such letter) and substantially similar to the portions of the letter referred to in clauses (iii) and (iv) of said Section 6(d) with such changes as may be necessary to reflect changes in the financial statements and other information derived from the accounting records of the Company.

9.                                      Indemnification and Contribution.

(a)                                 Indemnification of the Agents by the Company.  The Company will indemnify and hold harmless the Agents and their directors, officers, employees and agents and each person, if any, who controls any Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each affiliate of each Agent from and against any and all losses, claims, liabilities, expenses and damages (including, but not limited to, any and all investigative, legal and other expenses reasonably incurred in connection with, and any and all amounts paid in settlement of, any action, suit or proceeding between any of the indemnified parties and any indemnifying parties or between any indemnified party and any third party, or otherwise, or any claim asserted), as and when incurred, to which an Agent, or any such person, may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, liabilities, expenses or damages arise out of or are based on (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, the Registration Statement, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus or any amendment or supplement to the Registration Statement, the Time of Sale Prospectus, any free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus or in any documents filed under the Exchange Act and deemed to be incorporated by reference into the Time of Sale Prospectus or the Prospectus, or in any application or other document executed by or on behalf of the Company or based on written information furnished by or on behalf of the Company filed in any jurisdiction in order to qualify the Notes under the securities laws thereof or filed with the Commission, (ii) the omission or alleged omission to state in such document a material fact required to be stated in it or necessary to make the statements in it not misleading or (iii) any act or failure to act or any alleged act or failure to act by an Agent in connection with, or relating in any manner to, the Notes or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, liability, expense or damage arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable under this clause (iii) to the extent it is finally judicially determined by a court of competent jurisdiction that such loss, claim, liability, expense or damage resulted directly from any such acts or failures to act undertaken or omitted to be taken by an Agent through gross negligence or willful misconduct); provided that the Company will not be liable to the extent that such loss, claim, liability, expense or damage arises from the sale of the Notes to any person by an Agent and is based on an untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to an Agent furnished in writing to the Company by such Agent expressly for inclusion in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus or the Prospectus.

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(b)                                 Indemnification of the Company and its Directors, Certain Officers and Control Persons by the Agents.  The Agents will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each director of the Company and each officer of the Company who signs the Registration Statement to the same extent as the foregoing indemnity from the Company to the each Agent, but only insofar as losses, claims, liabilities, expenses or damages arise out of or are based on any untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information relating to an Agent furnished in writing to the Company by such Agent expressly for use in the Registration Statement, any preliminary prospectus, the Time of Sale Prospectus, any other free writing prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act or the Prospectus.  This indemnity will be in addition to any liability that an Agent might otherwise have; provided, however, that in no case shall an Agent be liable or responsible for any amount in excess of the total discount or commission received by such Agent in connection with the offering of the Notes that were the subject of the claim for indemnification.

(c)                                  Procedures.  Any party that proposes to assert the right to be indemnified under this Section 9 will, promptly after receipt of notice of commencement of any action against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section 9, notify each such indemnifying party of the commencement of such action, enclosing a copy of all papers served, but the omission so to notify such indemnifying party will not relieve it from any liability that it may have to any indemnified party under the foregoing provisions of this Section 9 unless, and only to the extent that, such omission results in the forfeiture of substantive rights or defenses by the indemnifying party.  If any such action is brought against any indemnified party and it notifies the indemnifying party of its commencement, the indemnifying party will be entitled to participate in and, to the extent that it elects by delivering written notice to the indemnified party promptly after receiving notice of the commencement of the action from the indemnified party, jointly with any other indemnifying party similarly notified, to assume the defense of the action, with counsel satisfactory to the indemnified party, and after notice from the indemnifying party to the indemnified party of its election to assume the defense, the indemnifying party will not be liable to the indemnified party for any legal or other expenses except as provided below and except for the reasonable costs of investigation subsequently incurred by the indemnified party in connection with the defense.  The indemnified party will have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel will be at the expense of such indemnified party unless (i) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (ii) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (iii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (iv) the indemnifying party has not in fact employed counsel to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties.  It is understood that the indemnifying party or parties shall

34

not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm admitted to practice in such jurisdiction at any time for all such indemnified party or parties.  All such fees, disbursements and other charges will be reimbursed by the indemnifying party promptly as they are incurred.  An indemnifying party will not be liable for any settlement of any action or claim effected without its written consent (which consent will not be unreasonably withheld).  No indemnifying party shall, without the prior written consent of each indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated by this Section 9 (whether or not any indemnified party is a party thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising or that may arise out of such claim, action or proceeding and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)                                 Contribution.  In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in the foregoing paragraphs of this Section 9 is applicable in accordance with its terms but for any reason is held to be unavailable from the Company or the Agents, the Company and any applicable Agent will contribute to the total losses, claims, liabilities, expenses and damages (including any investigative, legal and other expenses reasonably incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than an Agent, such as persons who control the Company within the meaning of the Securities Act and officers of the Company who signed the Registration Statement, who also may be liable for contribution) to which the Company and any applicable Agent may be subject in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and any applicable Agent on the other.  The relative benefits received by the Company on the one hand and any applicable Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the offering of any Notes (before deducting expenses) received by the Company bear to the total commissions received by applicable Agent or Agents.  If, but only if, the allocation provided by the foregoing sentence is not permitted by applicable law, the allocation of contribution shall be made in such proportion as is appropriate to reflect not only the relative benefits referred to in the foregoing sentence but also the relative fault of the Company, on the one hand, and any applicable Agent, on the other, with respect to the statements or omissions which resulted in such loss, claim, liability, expense or damage, or action in respect thereof, as well as any other relevant equitable considerations with respect to such offering.  Such relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or an Agent, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by an indemnified party as a result of the loss, claim, liability, expense or damage, or action in respect thereof, referred to above in this Section 9(d) shall be deemed to include, for purpose of this Section 9(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(d), no Agent shall be required to contribute any amount in excess of the commissions and other compensation received by such Agent and no person found guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to

35

contribution from any person who was not guilty of such fraudulent misrepresentation.  For purposes of this Section 9(d), any person who controls a party to this Distribution Agreement within the meaning of the Securities Act will have the same rights to contribution as that party, and each officer of the Company who signed the Registration Statement will have the same rights to contribution as the Company, subject in each case to the provisions hereof.  Any party entitled to contribution, promptly after receipt of notice of commencement of any action against such party in respect of which a claim for contribution may be made under this Section 9(d), will notify any such party or parties from whom contribution may be sought but the omission so to notify will not relieve the party or parties from whom contribution may be sought from any other obligation it or they may have under this Section 9(d).  No party will be liable for contribution with respect to any action or claim settled without its written consent (which consent will not be unreasonably withheld).

(e)                                  Survival of Indemnity and Contribution Provisions.  The indemnity and contribution agreements contained in this Section 9 and the representations and warranties of the Company contained in this Distribution Agreement shall remain operative and in full force and effect regardless of (i) any investigation made by an Agent or on its behalf, (ii) acceptance of any of the Notes and payment therefore or (iii) any termination of this Distribution Agreement.

10.                               Reimbursement of Agents’ Expenses.  If the Company shall fail to perform any agreement on its part to be performed hereunder, or if any condition of the Agents’ obligations hereunder required to be fulfilled by the Company is not fulfilled, the Company will reimburse any applicable Agent for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by such Agent in connection with this Distribution Agreement, and upon demand the Company shall pay the full amount thereof to such Agent.  If this Distribution Agreement is terminated pursuant to Section 13 by reason of the default of any Agent, the Company shall not be obligated to reimburse such Agent on account of those expenses.

11.                               Representations and Agreements to Survive Delivery.  All representations, warranties and agreements contained in this Distribution Agreement or in certificates of officers of the Company submitted pursuant hereto shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Agent or any con-trolling person of such Agent, or by or on behalf of the Company or of any of its Subsidiaries, and shall survive each delivery of and payment for any of the Notes.

12.                               Role of Agents.  In acting under this Distribution Agreement and in connection with the sale of any Notes by the Company (other than Notes sold to an Agent as principal), each Agent is acting solely as agent of the Company and does not assume any obligation towards or relationship of agency or trust with any purchaser of Notes.  An Agent shall make reasonable efforts to assist the Company in obtaining performance by each purchaser whose offer to purchase Notes has been solicited by such Agent and accepted by the Company, but such Agent shall not have any liability to the Company in the event any such purchase is not consummated for any reason.  If the Company shall default in its obligations to deliver Notes to a purchaser whose offer it has accepted, the Company shall hold the relevant Agent harmless against any loss, claim, damage or liability arising from or as a result of such default and shall, in particular, pay to such Agent the commission it would have received had such sale been consummated.

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13.                               Termination.  The Company shall have the right to terminate this Distribution Agreement with respect to any or all of the Agents at any time by giving notice hereunder to the Agents as hereinafter specified.  Each Agent shall have the right by giving notice as hereinafter specified to terminate this Distribution Agreement and/or any Terms Agreement hereunder at any time, provided that if such termination would occur on or after the date of such Terms Agreement and prior to the Settlement Date with respect to such Terms Agreement, any Agent may terminate this Distribution Agreement and such Terms Agreement only if (i) the Company shall have failed, refused or been unable, at any time, to perform any agreement on its part to be performed hereunder, (ii) any other condition of the Agents’ obligations hereunder is not fulfilled when due, (iii) the rating assigned by either of the Rating Agencies to the Company or the Notes as of or subsequent to the date of this Distribution Agreement shall have been lowered since that date or if either of the Rating Agencies shall have publicly announced that it has under surveillance or review for the purpose of considering lowering such rating, its rating of the Company or the Notes, (iv) trading in any of the equity securities of the Company shall have been suspended by the Commission, FINRA or by an exchange that lists such equity securities or by the Nasdaq Stock Market, (v) trading in securities generally on the New York Stock Exchange or the Nasdaq Stock Market shall have been suspended or limited or minimum or maximum prices shall have been generally established on such exchange or over the counter market, or additional material governmental restrictions, not in force on the date of this Distribution Agreement, shall have been imposed upon trading in securities generally by such exchange or by order of the Commission or FINRA or any court or other governmental authority, (vi) a general banking moratorium shall have been declared by either Federal or New York State authorities, (vii) any material adverse change in the financial or securities markets in the United States or in political, financial or economic conditions in the United States or any outbreak or material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis shall have occurred the effect of any of which is such as to make it, in the sole judgment of the Agents, impracticable or inadvisable to market the Notes on the terms and in the manner contemplated by the Prospectus and the Time of Sale Prospectus, or (viii) if there shall have come to the attention of the Agents any facts that would cause them to believe that the Prospectus or the Time of Sale Prospectus, at the time it was required to be delivered to a purchaser of Notes, included an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances existing at the time of such delivery, not misleading.  Any such termination notice shall be effective only with respect to such Agent.  As used in this Section 13, the term “Prospectus” means the Prospectus in the form first provided to the Agents for use in confirming sales of the related Notes.  In the event of any such termination, neither party will have any liability to the other party hereto, except that (i) an Agent shall be entitled to any commission earned in accordance with the third paragraph of Section 4(b) hereof, (ii) if at the time of termination (a) such Agent shall own any Notes purchased by it as principal with the intention of reselling them or (b) an offer to purchase any of the Notes has been accepted by the Company but the time of delivery to the purchaser or his agent of the Note or Notes relating thereto has not occurred, the covenants set forth in Sections 5 and 8 hereof shall remain in effect until such Notes are so resold or delivered, as the case may be, and (iii) the covenant set forth in Section 5(f) hereof, the provisions of Section 10 hereof, the indemnity and contribution agreements set forth in Section 9 hereof, and the provisions of Sections 11, 15 and 16 hereof shall remain in effect.

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14.                               Notices.  All notices or communications hereunder shall be in writing and shall be mailed, delivered or faxed and confirmed (a) if to the Company, to:

AvalonBay Communities, Inc.

671 N. Glebe Rd, Suite 800

Arlington, Virginia 22203

Attention: Thomas J. Sargeant

Telephone:  703-317-4635

Facsimile:  703-329-1459

with a copy to:

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts  02109-2881

Attention:  Gilbert G. Menna, P.C.

Telephone:  617-570-1433

Facsimile:  617-523-1231

(b) and if to the Agents to:

Barclays Capital Inc.

745 Seventh Avenue

New York, NY 10019

Attention: Syndicate Registration

Telephone: (212) 526-0015

Facsimile: (646) 834-8133

Deutsche Bank Securities Inc.

60 Wall Street

New York, NY 10005

Attention: Debt Capital Markets Syndicate Desk

Facsimile: (212) 469-4877

Goldman, Sachs & Co.

200 West Street

New York, NY 10282

Attention: Prospectus Department

Telephone: 1-866-471-2526

Facsimile: (212) 902-9316

J.P. Morgan Securities LLC

383 Madison Avenue

New York, NY 10179

Attention: High Grade Syndicate Desk — 3rd floor

Telephone: (212) 834-5724

Facsimile: (212) 834-6081

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Merrill Lynch, Pierce, Fenner & Smith

Incorporated

50 Rockefeller Plaza

NY1-050-12-02

New York, NY 10020

Attention: High Grade Transaction Management/Legal

Telephone: (646) 855-4202

Facsimile: (646) 855-5958

Morgan Stanley & Co. LLC

1585 Broadway, 29th Floor

New York, NY 10036

Attention: Investment Banking Division

Telephone: (212) 761-6691

Facsimile: (212) 507-8999

UBS Securities LLC

677 Washington Boulevard

Stamford, CT 06901

Attention: Fixed Income Syndicate

Telephone: (203) 719-1088

Facsimile: (203) 719-0495

Wells Fargo Securities, LLC

550 South Tryon Street, 5th Floor

Charlotte, NC 28202

Attention: Transaction Management

Facsimile: (704) 410-0326

with a copy to:

O’Melveny & Myers LLP

Two Embarcadero Center, 28th Floor

San Francisco, CA  94111

Attention:  Peter T. Healy, Esq.

Telephone:  (415) 984-8833

Facsimile:  (415) 984-8701

Any party to this Distribution Agreement may change such address for notices by sending to the other parties to this Distribution Agreement written notice of a new address for such purpose.

15.                               Parties.  This Distribution Agreement shall inure to the benefit of and be binding upon the Agents and the Company and their respective successors.  Nothing expressed or mentioned in this Distribution Agreement is intended, or shall be construed, to give any person, firm or corporation, other than the parties hereto and their respective successors and the controlling persons and officers and directors referred to in Section 9 hereof and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this

39

Distribution Agreement or any provision herein contained.  This Distribution Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and respective successors and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation.  No purchaser of Notes shall be deemed to be a successor by reason merely of such purchase.

16.                               Governing Law.  THIS DISTRIBUTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICT OF LAWS PRINCIPLES OF SUCH STATE.

17.                               Counterparts.  This Distribution Agreement may be executed in one or more counterparts, signature pages may be detached from such separately executed counterparts and reattached to other counterparts and, in each such case, the executed counterparts hereof shall constitute a single instrument.  Signature pages may be delivered by facsimile or other electronic imaging means.

18.                               Enforceability.  In case any provision of this Distribution Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

19.                               Waiver of Rights to Trial by Jury.  The Company and the Agents each hereby irrevocably waive any right they may have to a trial by jury in respect of any claim based upon or arising out of this Distribution Agreement or the transactions contemplated hereby.

20.                               Amendments and Modifications.  This Distribution Agreement may not be amended or otherwise modified or any provision hereof waived except by an instrument in writing signed by the Agents and the Company.

21.                               No Fiduciary Duty.  The Company acknowledges and agrees that each of the Agents is acting solely in the capacity of an arm’s length contractual counterparty to the Company with respect to the offering of Notes contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company or any other person and will not claim that any of the Agents is acting in such capacity in connection with the offering of the Notes contemplated hereby. Additionally, none of the Agents is advising the Company or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction with respect to the offering of the Notes contemplated hereby. The Company shall consult with its own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby, and none of the Agents shall have any responsibility or liability to the Company with respect thereto. Any review by the Agents of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Agents and shall not be on behalf of the Company.

22.                               USA Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L, 107-56 (signed into law October 26, 2001)), the Agents are required to

40

obtain, verify and record information that identifies their clients, which may include the name and address of their clients, as well as other information that will allow the Agents to properly identify their clients.

[Signature page follows]

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If the foregoing correctly sets forth the understanding between the Company and the several Agents, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between the Company and the several Agents.

AvalonBay Communities, Inc.

By:	/s/ Thomas J. Sargeant
Name:	Thomas J. Sargeant
Title:	Chief Financial Officer

ACCEPTED as of the date first above written:

BARCLAYS CAPITAL INC.		DEUTSCHE BANK SECURITIES INC.

By:	/s/ Pamela Kendall	By:	/s/ R. Scott Flieger
Name:	Pamela Kendall	Name:	R. Scott Flieger
Title:	Director	Title:	Managing Director | COO CMTS North America
Deutsche Bank Securities Inc.

		By:	/s/ Eunice Kang
		Name:	Eunice Kang
		Title:	Director Deutsche Bank Securities Inc.

GOLDMAN, SACHS & CO.		J.P. MORGAN SECURITIES LLC

By:	/s/ Adam Greene	By:	/s/ Robert Bottamedi
Name:	Adam Greene	Name:	Robert Bottamedi
Title:	Vice President	Title:	Vice President

MERRILL LYNCH, PIERCE, FENNER & SMITH		MORGAN STANLEY & CO. LLC
INCORPORATED

By:	/s/ Shawn Cepeda	By:	/s/ Yurij Slyz
Name:	Shawn Cepeda	Name:	Yurij Slyz
Title:	Managing Director	Title:	Executive Director

UBS SECURITIES LLC		WELLS FARGO SECURITIES, LLC

By:	/s/ Christian Stewart	By:	/s/ Carolyn Hurley
Name:	Christian Stewart	Name:	Carolyn Hurley
Title:	Managing Director UBS Investment Bank	Title:	Director

By:	/s/ Stephen Chang
Name:	Stephen Chang
Title:	Director UBS Securities LLC

EXHIBIT A

Terms of Notes

The following terms, if applicable, shall be agreed to by an Agent or Agents and the Company in connection with each sale of Notes:

Principal Amount: $	Issue Price (Public Offering Price): %
Net Proceeds to Issuer: $	Agents’ Discount Commission: %
Stated Maturity Date:	Interest Rate: %
Original Issue Date:	CUSIP:
Interest Payment Dates: and	First Interest Payment Date:

Redemption:

☐                    The Notes cannot be redeemed prior to the Stated Maturity Date at the option of the issuer.

☐                    The Notes may be redeemed prior to the Stated Maturity Date at the option of the issuer.

Initial Redemption Date:

Initial Redemption Percentage/Redemption Price:

Annual Redemption Percentage Reduction:

Optional Repayment:

☐                    The Notes cannot be required to be repaid prior to the Stated Maturity Date at the option of the Holder of the Notes.

☐                    The Notes can be repaid prior to the Stated Maturity Date at the option of the Holder of the Notes.

Optional Repayment Dates:

Repayment Price:          %

Currency:

Specified Currency:

(If other than U.S. Dollars, see attached)

Minimum Denominations:

(Applicable only if Specified Currency is other than U.S. Dollars)

Original Issue Discount (“OID”):	☐ Yes	☐ No

Total Amount of OID:

Yield to Maturity:

Initial Accrual Period:

Form:               ☐                    Book-Entry         ☐         Certificated

Agent:            ☐                    Barclays Capital Inc.

☐                    Deutsche Bank Securities Inc.

☐                    Goldman, Sachs & Co.

☐                    J.P. Morgan Securities LLC

☐                    Merrill Lynch, Pierce, Fenner & Smith

Incorporated

1

☐                    Morgan Stanley & Co. LLC

☐                    UBS Securities LLC

☐                    Wells Fargo Securities, LLC

☐                    Other (names):

Agent acting in the capacity as indicated below:

☐                    Agent                                                                                ☐                    Principal

If as Principal:

☐                    The Notes are being offered at varying prices related to prevailing market prices at the time of resale.

☐                    The Notes are being offered at a fixed initial public offering price of         % of principal amount.

If as Agent:

The Notes are being offered at a fixed initial public offering price of     % of Principal Amount.

Exchange Rate Agent:

Additional/Other Terms:

Also, in connection with the purchase of Notes by an Agent as principal, agreement as to whether the following will be required:

☐                                    Market Stand-Off Agreement pursuant to Section 5(r) of the Distribution Agreement.

2

EXHIBIT B

Administrative Procedures Agreement

AVALONBAY COMMUNITIES, INC.
MEDIUM-TERM NOTE PROGRAM

ADMINISTRATIVE PROCEDURES

The Medium-Term Notes Due Nine Months or More from Date of Issue (the “Notes”) are to be offered on a continuous basis by AvalonBay Communities, Inc., a Maryland corporation (the “Issuer”).  Barclays Capital Inc., Deutsche Bank Securities Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, UBS Securities LLC and Wells Fargo Securities, LLC (the “Agents”), have each agreed to use their best efforts to solicit purchases of the Notes.  The Issuer reserves the right to sell Notes directly or indirectly on its own behalf to investors (other than broker-dealers).  The Agents will not be obligated to, but may from time to time, purchase Notes as principal for their own account.  The Notes are being sold pursuant to an Amended and Restated Distribution Agreement dated December 16, 2013 (the “Agency Agreement”), among the Issuer, and the Agents, and will be issued pursuant to an indenture dated as of January 16, 1998 and all indentures supplemental thereto, including that certain First Supplemental Indenture, dated as of January 20, 1998, that certain Second Supplemental Indenture, dated as of July 7, 1998, that certain Amended and Restated Third Supplemental Indenture, dated as of July 10, 2000, and that certain Fourth Supplemental Indenture, dated September 18, 2006 (collectively, the “Indenture”), between the Issuer and The Bank of New York Mellon (as successor to State Street Bank and Trust Company and US Bank, National Association), as Trustee (the “Trustee”).  Capitalized terms used herein and not defined herein shall have the meanings ascribed to such terms in the Agency Agreement.  The Notes have been registered under the Securities Act of 1933, as amended (the “Act”).

Each Note will be represented by either a Global Security (as defined in the Indenture), such Global Security, for purposes hereof either a global note (a “Global Note”) or a master note (a “Master Note”), registered in the name of a nominee of The Depository Trust Company, as Depositary (“DTC”) (a “Book-Entry Note”), or a certificate issued in definitive form (a “Certificated Note”).  It is currently contemplated that both Notes that bear interest at a fixed rate (a “Fixed Rate Note”) and Notes that bear interest at a variable rate (a “Floating Rate Note”) and that are denominated and payable in U.S. dollars may be issued as Book-Entry Notes.

Administrative procedures and specific terms of the offering are explained below.  The Issuer will advise the Agents in writing of those persons handling administrative responsibilities with whom the Agents are to communicate regarding offers to purchase Notes and the details of their delivery.  Administrative procedures may be modified from time to time as reflected in the applicable Pricing Supplement (as defined below) or elsewhere.

PART I

ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES
AND GENERALLY APPLICABLE ADMINISTRATIVE PROCEDURES

Issue/Authentication Date:

Each Note shall be dated as of the date of its authentication by the Trustee or an agent designated by the Issuer for such purpose (the “Designated Agent”). Each Note will also bear an original issue date (the “Issue Date”) which, with respect to any Note (or portion thereof), shall mean the date of its original issuance (i.e., the settlement date) and shall be specified therein. The issue date will remain the same for all Notes subsequently issued upon transfer, exchange or substitution of an original Note regardless of their dates of authentication.

Maturities:	Each Note shall mature on a Business Day, selected by the purchaser and agreed to by the Issuer, which shall be nine months or more from the date of issue.

Price to Public:	Each Note shall be issued at 100% of principal amount unless otherwise specified in a supplement to the Prospectus (a “Pricing Supplement”).

Denominations:

The denominations of the Notes shall be $1,000 and integral multiples of $1,000 in excess thereof. (Any Notes denominated other than in U.S. dollars will be issuable in denominations as set forth in such Notes.)

Registration:	Notes shall be issued only in fully registered form.

Minimum Purchase:	The minimum aggregate amount of Notes denominated and payable in U.S. dollars which may be offered to any purchaser will be $1,000.

Interest:

General. Each Note shall bear interest in accordance with its terms, as described in the Prospectus Supplement (as defined in the Agency Agreement), as supplemented by the applicable Pricing Supplement.

Calculation of Interest:

Interest on Fixed Rate Notes and interest rates on Floating Rate Notes will be determined as set forth in the form of Notes. With respect to Floating Rate Notes, the Calculation Agent shall determine the interest rate for each Interest Reset Date and communicate such interest rate to the Issuer, and the Issuer will promptly notify the Trustee, or the

Designated Agent, and the Paying Agent of each such determination.

Payments of Interest and Principal:

All interest payments (excluding interest payments made at maturity) will be made by check mailed to the person entitled thereto; provided, however, that if a holder of one or more Notes of like tenor and terms with an aggregate principal amount equal to or greater than U.S. $10,000,000 (or the equivalent thereof in foreign currencies or currency units) shall designate in writing to the Paying Agent at its corporate trust office in The City of New York on or prior to the Regular Record Date relating to the Interest Payment Date an appropriate account with a bank, the Paying Agent will, subject to applicable laws and regulations and until it receives notice to the contrary, make such payment and all succeeding payments to such person by wire transfer to the designated account. If a payment cannot be made by wire transfer because the information received by the Paying Agent is incomplete, a notice will be mailed to the holder at its registered address requesting such information. Upon presentation of the relevant Note, the Trustee, or the Designated Agent, (or any duly appointed Paying Agent) will pay in immediately available funds the principal amount of such Note at maturity and accrued interest, if any, due at maturity; provided that the Note is presented to the Trustee, or the Designated Agent, (or any such Paying Agent) to make payments in accordance with its normal procedures. The Issuer will provide the Trustee, or the Designated Agent, (and any such Paying Agent) with funds available for such purpose. Notes presented to the Trustee, or the Designated Agent, at maturity for payment will be canceled and destroyed by the Trustee, or the Designated Agent, and a certificate of destruction will be delivered to the Issuer. On the fifth Business Day (as defined below) immediately preceding each interest payment date, the Trustee, or the Designated Agent, will furnish to the Issuer a statement showing the total amount of the interest payments to be made on such interest payment date. The Trustee, or the Designated Agent, will provide monthly to the Issuer a list of the principal and interest to be paid on Notes maturing in the next succeeding six months. The Trustee, or the Designated Agent, will assume responsibility for withholding taxes on interest paid as required by law.

Acceptance of Offers:

The Agents will promptly advise the Issuer of each reasonable offer to purchase Notes received by it, other than those rejected by the Agents. The Agents may, in their discretion reasonably exercised, without notice to the Issuer, reject any offer received by it, in whole or in part. The Issuer will have the right to withdraw, cancel or modify such offer without notice and will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. If the Issuer rejects an offer, the Issuer will promptly notify the Agents.

Settlement:

All offers accepted by the Issuer will be settled on the third Business Day next succeeding the date of acceptance unless otherwise agreed by any purchaser, the Agents and the Issuer. The settlement date shall be specified upon receipt of an offer. Prior to 3:00 p.m., New York City time, on the business day prior to the settlement date, the Issuer will instruct the Trustee, or the Designated Agent, to authenticate and deliver the Notes pursuant to the terms communicated by the Presenting Agent (as defined below) pursuant to the next succeeding section no later than 2:15 p.m., New York City time, on that day.

Details for Settlement:

For each offer accepted by the Issuer, the Agent who presented the offer (the “Presenting Agent”) shall communicate to the Issuer, Attention: Thomas J. Sargeant, CFO (Fax No.: 703-329-1459) who will provide a copy to the Trustee, Attention: Raymond K. O’Neil (Fax No.: (412) 234-7535) and the Designated Agent, if any, by facsimile transmission or other acceptable means the following information (the “Purchase Information”):

•                  Exact name in which the Note or Notes are to be registered (“registered owner”).

•                  Exact address of registered owner.

•                  Taxpayer identification number of registered owner.

•                  Principal amount of each Note to be delivered to the registered owner.

•                  Specified Currency and, if other than U.S. dollar, denominations.

•                  In the case of a Fixed Rate Note, the interest rate or, in the case of a Floating Rate Note, the interest rate formula, the Initial Interest Rate (if known at such time), Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), minimum interest rate (if any) and maximum interest rate (if any).

•                  Interest Payment Period and Interest Payment Dates.

•                  Maturity Date of Notes.

•                  Issue Price of Notes.

•                  Settlement date for Notes.

•                  Presenting Agent’s commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

•                  Redemption provisions, if any.

•                  Repayment provisions, if any.

•                  Original issue discount provisions, if any.

•                  In the case of Currency Indexed Notes, the above-listed information, as applicable and the Base Exchange Rate(s), Base Interest Rate and Indexed Currencies.

•                  In the case of Dual Currency Notes, the above listed information, as applicable, and the Optional Payment Currency, Designated Exchange Rate and Option Election Dates.

The issue date of, and the settlement date for, Notes will be the same. Before accepting any offer to purchase Notes to be settled in less than three days, the Issuer shall verify that the Trustee, or the Designated Agent, will have adequate time to prepare and authenticate the Notes. Prior to preparing the Notes for delivery, the Trustee, or the Designated Agent, will confirm the Purchase Information by telephone with the Presenting Agent and the Issuer.

Confirmation:

For each accepted offer, the Presenting Agent will issue a confirmation, in writing, telephonically or through any other commonly used method of communication to the purchaser and a confirmation to the Issuer, Attention: Thomas J. Sargeant, CFO (Fax No.: 703-329-1459).

Note Deliveries and Cash Payment:

Upon the receipt of appropriate documentation and instructions from the Issuer and verification thereof, the Trustee, or the Designated Agent, will cause the Notes to be prepared and authenticated and hold the Notes for delivery against payment.

The Trustee, or the Designated Agent, will deliver the Notes, in accordance with instructions from the Issuer, to the Presenting Agent, as the Issuer’s agent, for the benefit of the purchaser only against payment in immediately available funds in an amount equal to the face amount of the Notes less the Presenting Agent’s commission plus any premium or less any discount; provided, however, that the Trustee, or the Designated Agent, may deliver Notes to the Presenting Agent against receipt therefor and, later the same day, receipt of such funds in such amount. Upon receipt of such payment, the Trustee, or the Designated Agent, shall pay promptly an amount equal thereto to the Issuer in immediately available funds by wire transfer to the following account of the Issuer:

Bank of America 100 N Tyron St Charlotte, NC ABA Number: 026009593 Account Name: AvalonBay Communities, Inc. Account Number: 3752291106

The Presenting Agent, as the Issuer’s agent, will deliver the Notes (with the written confirmation provided for above) to the purchaser thereof against payment by such purchaser in immediately available funds. Delivery of any confirmation or Note will be made in compliance with “Delivery of Prospectus” below.

Failure of Purchaser:

In the event that a purchaser shall fail to accept delivery of and make payment for a Note on the settlement date, the Presenting Agent will notify the Trustee or the Designated Agent and the Issuer, by telephone, confirmed in writing. If the Note has been delivered to the Presenting Agent, as the

Issuer’s agent, the Presenting Agent shall return such Note to the Trustee, or the Designated Agent. If funds have been advanced for the purchase of such Note, the Trustee, or the Designated Agent, will, immediately upon receipt of such Note contact the Issuer to the attention of Thomas J. Sargeant, CFO (Fax No.: 703-329-1459) advising the Issuer of such failure. At such time, the Issuer will refund the payment previously made by the Presenting Agent in immediately available funds. Such payments will be made on the settlement date, if possible, and in any event not later than the business day following the settlement date. If such failure shall have occurred for any reason other than the failure of the Presenting Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Issuer.

Immediately upon receipt of the Note in respect of which the failure occurred, the Trustee, or the Designated Agent, will cause the Security Registrar to make appropriate entries to reflect the fact that the Note was never issued and will destroy the Note.

Procedure for Rate Changes:

The Issuer and the Agents will discuss from time to time the price of, and the rates to be borne by, the Notes that may be sold as a result of the solicitation of offers by the Agent. Once an Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and will arrange to transmit such Pricing Supplement to the Commission for filing in accordance with and within the time prescribed by the applicable paragraph of Rule 424(b) under the Act. The Issuer will supply at least two copies of the Prospectus as then amended or supplemented, and bearing such Pricing Supplement, to the Presenting Agent. The Issuer shall use its reasonable best efforts to send such Pricing Supplement by facsimile, email or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 a.m. New York City time, on the Business Day following the applicable trade date) to the Presenting Agent and the Trustee at the following applicable address:

if to: Barclays Capital Inc.
to: c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, NY 11717
with a copy to:
745 Seventh Avenue
New York, NY 10019
Attention: Syndicate Registration
Facsimile: (646) 834-8133

if to: Deutsche Bank Securities Inc.
to: 60 Wall Street
New York, NY 10005
Attention: Debt Capital Markets Syndicate Desk
Facsimile: (212) 469-4877

if to: Goldman, Sachs & Co.
to: 200 West Street
New York, NY 10282
Attention: Prospectus Department
Telephone: 1-866-471-2526
Facsimile: (212) 902-9316

if to: J.P. Morgan Securities LLC
to: 383 Madison Avenue
New York, NY 10179
Attention: High Grade Syndicate Desk — 3rd floor
Telephone: (212) 834-5724
Facsimile: (212) 834-6081

if to: Merrill Lynch, Pierce, Fenner & Smith
Incorporated
to: 50 Rockefeller Plaza
NY1-050-12-02
New York, NY 10020
Attention: High Grade Transaction Management/Legal
Telephone: (646) 855-4202
Facsimile: (646) 855-5958

if to: Morgan Stanley & Co. LLC
to: 1585 Broadway, 29th Floor
New York, NY 10036
Attention: Investment Banking Division
Telephone: (212) 761-6691
Facsimile: (212) 507-8999

if to: UBS Securities LLC
to: 677 Washington Boulevard
Stamford, CT 06901
Attention: Fixed Income Syndicate
Telephone: (203) 719-1088
Facsimile: (203) 719-0495

if to: Wells Fargo Securities, LLC
to: 1525 West W.T. Harris Boulevard
Charlotte, NC 28262
Attention: Capital Markets Client Support
Telephone: 1-800-326-5897
Email: cmclientsupport@wellsfargo.com

if to: The Bank of New York Mellon (the Trustee)
to: Attention: Raymond K. O’Neil
101 Barclay Street
New York, NY 10286
Telephone Number: (412) 236-1201
Facsimile Number: (412) 234-7535

and to: the Designated Agent, if any.

For record keeping purposes, one copy of such Pricing Supplement shall also be mailed to:

O’Melveny & Myers LLP
Two Embarcadero Center, 28th Floor
San Francisco, CA 94111
Attention: Peter T. Healy, Esq.
Facsimile Number: (415) 984-8701

and

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109-2281
Attention: Gilbert G. Menna, P.C.
Telephone Number: (617) 570-1433
Facsimile Number: (617) 523-1231

In each instance that a Pricing Supplement is prepared, the Presenting Agent will provide a copy of such Pricing Supplement to each investor or purchaser of the relevant Notes or its agent. Pursuant to Rule 434 of the Securities Act of 1933, as amended, the Pricing Supplement may be delivered separately from the Prospectus. No settlements with respect to Notes upon such terms may occur prior to such transmitting and such Agent will not, prior to such transmitting, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of “Delivery of Prospectus” below.

Outdated Pricing Supplements and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

Suspension of Solicitation; Amendment or Supplement:

As provided in the Agency Agreement, the Issuer may suspend solicitation of purchases at any time and, upon receipt of notice from the Issuer, the Agents will, as promptly as practicable, but in no event later than one business day following such notice, suspend solicitation until such time as the Issuer has advised them that solicitation of purchases may be resumed. If the Agents receive the notice from the Issuer contemplated by Section 4(b) of the Agency Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Agency Agreement. If the Issuer decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise the Agents and will furnish the Agents with the proposed amendment or supplement in accordance with the terms of the Agency Agreement. The Issuer will promptly file or mail to the Commission for filing such amendment or supplement, provide the Agents with copies of any such amendment or supplement, confirm to the Agents that such amendment or supplement has been filed with the Commission and advise the Agents that solicitation may be resumed. Any such suspension shall not affect the Issuer’s obligations under the Agency Agreement; and in the event that at the time the Issuer suspends solicitation of purchases there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations; the Agents will make reasonable efforts to assist the Issuer to fulfill such obligations, but the Agents will not be obligated to fulfill such obligations. The Issuer will in addition promptly advise the Agents and the Trustee, or the Designated Agent, if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

Delivery of Prospectus:

A copy of the Prospectus, as most recently amended or supplemented on the date of delivery thereof (except as provided below), must be delivered to a purchaser prior to or together with the earlier of delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser at the following address:

if to: Barclays Capital Inc.
to: c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, NY 11717
with a copy to:
745 Seventh Avenue
New York, NY 10019
Attention: Syndicate Registration
Facsimile: (646) 834-8133

if to: Deutsche Bank Securities Inc.
to: 60 Wall Street
New York, NY 10005
Attention: Debt Capital Markets Syndicate Desk
Facsimile: (212) 469-4877

if to: Goldman, Sachs & Co.
to: 200 West Street
New York, NY 10282
Attention: Prospectus Department

Telephone: 1-866-471-2526
Facsimile: (212) 902-9316

if to: J.P. Morgan Securities LLC
to: 383 Madison Avenue
New York, NY 10179
Attention: High Grade Syndicate Desk — 3rd floor
Telephone: (212) 834-5724
Facsimile: (212) 834-6081

if to: Merrill Lynch, Pierce, Fenner & Smith
Incorporated
to: 50 Rockefeller Plaza
NY1-050-12-02
New York, NY 10020
Attention: High Grade Transaction Management/Legal
Telephone: (646) 855-4202
Facsimile: (646) 855-5958

if to: Morgan Stanley & Co. LLC
to: 1585 Broadway, 29th Floor
New York, NY 10036
Attention: Investment Banking Division
Telephone: (212) 761-6691
Facsimile: (212) 507-8999

if to: UBS Securities LLC
to: 677 Washington Boulevard
Stamford, CT 06901
Attention: Fixed Income Syndicate
Telephone: (203) 719-1088
Facsimile: (203) 719-0495

if to: Wells Fargo Securities, LLC
to: 1525 West W.T. Harris Boulevard
Charlotte, NC 28262
Attention: Capital Markets Client Support
Telephone: 1-800-326-5897
Email: cmclientsupport@wellsfargo.com

if to: The Bank of New York Mellon (the Trustee)
to: Attention: Raymond K. O’Neil
101 Barclay Street

New York, NY 10286
Telephone Number: (412) 236-1201
Facsimile Number: (412) 234-7535

and to: the Designated Agent, if any.

For record keeping purposes, one copy of such Pricing Supplement shall also be mailed to:

O’Melveny & Myers LLP
Two Embarcadero Center, 28th Floor
San Francisco, CA 94111
Attention: Peter T. Healy, Esq.
Facsimile Number: (415) 984-8701

and

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109-2281
Attention: Gilbert G. Menna, P.C.
Telephone Number: (617) 570-1433
Facsimile Number: (617) 523-1231

The Issuer shall ensure that the Presenting Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. If, since the date of acceptance of a purchaser’s offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

Authenticity of Signatures:	The Issuer will cause the Trustee, or the Designated Agent, to furnish the Agent from time to time with the specimen signatures of each of the officers, employees or agents of the Trustee, or the Designated Agent, who have been authorized by the Trustee, or the Designated Agent, respectively, to authenticate Notes, but the Agent will have no obligation or liability to the Issuer or the Trustee, or the Designated Agent, in respect of the authenticity of the signature of any officer, employee or agent of the Issuer or the Trustee, or the Designated Agent, on any Note.

Advertising Cost:	The Issuer and the Company will determine with the Agent the amount of advertising that may be appropriate in offering the Notes.

Business Day:

“Business Day” means any day (other than a Saturday, Sunday or legal holiday) on which banking institutions in The City of New York are open for business (and, (i) with respect to LIBOR Notes which is also a day on which dealings in the Specified Currency, or if no currency is so specified, in deposits in U.S. dollars, are transacted in the London interbank market, and (ii) with respect to Notes denominated in a Specified Currency other than U.S. dollars, on which banking institutions in the principal financial center of the country of the Specified Currency are open for business).

PART II

ADMINISTRATIVE PROCEDURES FOR GLOBAL NOTE METHOD
OF BOOK-ENTRY NOTES

The following explains the administrative procedures for the Global Note method of the DTC book-entry system.  Any reference to “Book-Entry Notes” in this Part II refers to the Global Note method (for a discussion of the Master Note method of the DTC book-entry system, see Part III below).  Certain generally applicable administrative procedures are set forth in Part I above (See “Issue/Authentication Date,” “Price to Public,” “Minimum Purchase,” “Authenticity of Signatures,” “Advertising Cost,” and “Business Day”).  In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations (the “Letter”) from the Issuer and the Trustee to DTC dated December 21, 1998, and a Medium-Term Note Certificate Agreement between the Trustee and DTC and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”).  Both Fixed and Floating Rate Notes denominated and payable in U.S. dollars may be issued in book-entry form.  Single and Multi-Indexed Notes may also be issued in book-entry form.

Issuance:

On any date of settlement (as defined under “Settlement” below) for one or more Book-Entry Notes, the Issuer will issue a single global security in fully registered form without coupons (a “Global Note”) representing up to $500,000,000 principal amount of all such Notes that have the same Stated Maturity, redemption provisions, if any, repayment provisions, if any, Interest Payment Dates, Original Issue Date, original issue discount provisions, if any, and, in the case of Fixed Rate Notes, interest rate, or in the case of Floating Rate Notes, interest rate formula, initial interest rate, Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), minimum interest rate (if any) and maximum interest rate (if any) and, in the case of Fixed Rate Notes or Floating Rate Notes that are also Currency Indexed Notes, Specified Currency, Indexed Currency, Face Amount and Base Exchange Rate and the Base Interest Rate, if any, or that are also other Indexed Notes, the same terms (all of the foregoing are collectively referred to as the “Terms”). Each Global Note will be dated and issued as of the date of its settlement date, which will be (i) with respect to an original Global Note (or any portion thereof), its original issue date, and (ii) following a consolidation of Global Notes, the most recent Interest Payment Date to which interest has been paid or duly provided for on the predecessor Global Notes, regardless of the date of authentication of such subsequently issued Global Note. Each Book-Entry Note will be deemed to have been dated and issued as of the settlement date, which date shall be the Original Issue Date. No Global Note will represent any Certificated Note.

Identification Numbers:

The Issuer has arranged with the CUSIP Service Bureau of Standard & Poor’s Ratings Services (the “CUSIP Service Bureau”) for the reservation of a series of CUSIP numbers consisting of approximately 900 CUSIP numbers relating to Book-Entry Notes. The Trustee, the Issuer and DTC have obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers. The Trustee will assign CUSIP numbers to Global Notes as described below under Settlement Procedure “B”. DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to Global Notes. The Trustee will notify the Issuer at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to Global Notes, and, if it deems necessary, the Issuer will reserve additional CUSIP numbers for assignment to Global Notes representing Book Entry Notes. Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Registration:

Each Global Note will be issued only in fully registered form without coupons. Each Global Note will be registered in the name of Cede & Co., as nominee for DTC, on the Securities Register maintained under the Indenture. The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Note, the “Participants”) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants. The ownership interest of such beneficial owner in such Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:

Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC acting on behalf of beneficial transferors and transferees of such

Note).

Exchanges:

The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the Global Note resulting from such consolidation) specifying (i) the CUSIP numbers set forth on two or more outstanding Global Notes that represent Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such Book-Entry Notes, on which such Global Notes shall be exchanged for a single replacement Global Note and (iii) a new CUSIP number to be assigned to such replacement Global Note. Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Notes to be exchanged will no longer be valid. On the specified exchange date, the Trustee will exchange such Global Notes for a single Global Note bearing the new CUSIP number and a new Original Issue Date and the CUSIP numbers of the exchanged Global Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. Notwithstanding the foregoing, if the Global Notes to be exchanged exceed $500,000,000 in aggregate principal amount, one Global Note will be authenticated and issued to represent each $500,000,000 of principal amount of the exchanged Global Notes and an additional Global Note will be authenticated and issued to represent any remaining principal amount of such Global Notes (see “Denominations” below).

Maturities:	Each Book-Entry Note will mature on a Business Day nine months or more from the settlement date for such Note.

Notice of Repayment Terms:

With respect to each Book-Entry Note that is repayable at the option of the Holder, the Trustee will furnish DTC on the settlement date pertaining to such Book-Entry Note a notice setting forth the terms of such repayment option. Such terms shall include the start date and end dates of the first exercise period, the purchase date following such exercise period, the frequency that such exercise periods occur (e.g., quarterly, semiannually, annually, etc.) and if the repayment option expires before maturity, the same information (except frequency) concerning the last exercise period. It is understood that the exercise period shall be at least 15 calendar days long and that the purchase date shall be at least seven calendar days after the last day of the exercise period.

Redemption and Repayment:

The Trustee will comply with the terms of the Letter with regard to redemptions and repayments of the Notes. If a Global Note is to be redeemed or repaid in part, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent the portion of the Global Note being redeemed or repaid and shall be canceled immediately after issuance and the other of which shall represent the remaining portion of such Global Note and shall bear the CUSIP number of the surrendered Global Note.

Denominations:

Book Entry Notes will be issued in principal amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. Global Notes will be denominated in principal amounts not in excess of $500,000,000. If one or more Book Entry Notes having an aggregate principal amount in excess of $500,000,000 would, but for the preceding sentence, be represented by a single Global Note, then one Global Note will be issued to represent each $500,000,000 principal amount of such Book-Entry Note or Notes and an additional Global Note will be issued to represent any remaining principal amount of such Book-Entry Note or Notes. In such a case, each of the Global Notes representing such Book-Entry Note or Notes shall be assigned the same CUSIP number.

Interest:

General. Interest on each Book-Entry Note will begin to accrue from the Original Issue Date of the Global Note representing such Note or from the most recent date to which interest has been paid, as the case may be, in accordance with the terms of the Note, as described in the Prospectus Supplement (as defined in the Agency Agreement), as supplemented by the applicable Pricing Supplement. Standard & Poor’s Ratings Services will use the information received in the pending deposit message described under the Settlement Procedure “C” below in order to include the amount of any interest payable and certain other information regarding the related Global Note in the appropriate weekly bond report published by Standard & Poor’s Ratings Services.

Notice of Interest Payment and Regular Record Dates:

On the first Business Day of January, April, July and October of each year, the Trustee will deliver to the Issuer and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day.  Promptly after each Interest Determination Date or Calculation Date, as applicable (as defined in or pursuant to the applicable Note) for Floating Rate Notes, the Issuer, upon receiving notice thereof, will notify Standard & Poor’s Ratings Services of the interest rate determined on such Interest Determination Date or Calculation Date, as applicable.

Calculation of Interest:

Interest on Fixed Rate Book-Entry Notes (including interest for partial periods) and interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the form of Notes.  With respect to Floating Rate Book-Entry Notes, the Calculation Agent shall determine the interest for each Interest Reset Date and communicate such interest rate to the Issuer and the Issuer will promptly notify the Trustee and the Paying Agent of each such determination.

Payments of Principal and Interest:

Promptly after each Regular Record Date, the Trustee will deliver to the Issuer and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each Global Note on the following Interest Payment Date (other than an Interest Payment Date coinciding with maturity) and the total of such amounts.  The Issuer will confirm with the Trustee the amount payable on each Global Note on such Interest Payment Date.  DTC will confirm the amount payable on each Global Note on such Interest Payment Date by reference to the daily or weekly bond reports published by Standard & Poor’s Ratings Services.  The Issuer will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than at maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under “Manner of Payment”.

Payments at Maturity:

On or about the first Business Day of each month, the Trustee will deliver to the Issuer and DTC a written list of principal and interest to be paid on each Global Note maturing either at Stated Maturity or on a Redemption or Repayment Date in the following month.  The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such Global Note on or about the fifth Business Day preceding the maturity of such Global Note.  The Issuer will pay to the Trustee, as paying agent, the principal amount of such Global Note, together with interest due at such maturity.  The Trustee will pay such amounts to DTC at the times and in the manner set forth below under “Manner of Payment.”  Promptly after payment to DTC of the principal and interest due at the maturity of such Global Note, the Trustee will cancel and destroy such Global Note in accordance with the terms of the Indenture and deliver a certificate of destruction to the Issuer.

Manner of Payment:

The total amount of any principal and interest due on Global Notes on any Interest Payment Date or at maturity shall be paid by the Issuer to the Trustee in funds available for use by the Trustee as of 9:30 A.M. (New York City time), or as soon as practicable thereafter on such date.  The Issuer will confirm instructions regarding payment in writing to the Trustee.  Prior to 10:00 A.M. (New York City time) on each Maturity Date or as soon as possible thereafter, following receipt of such funds from the Issuer, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Notes on any Maturity Date.  On each Interest Payment Date, interest payments shall be made to DTC in same-day funds in accordance with existing arrangements between the Trustee and DTC.  Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Notes are recorded in the book-entry system maintained by DTC.  Neither the Issuer nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

Withholding Taxes:

The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Acceptance of Offers:	Each Agent will promptly advise the Issuer of each reasonable offer to purchase Notes received by it, other than those rejected by such Agent. Each Agent may, in its discretion reasonably exercised, without notice to the Issuer, reject any offer received by it, in whole or in part.  The Issuer will have the right to withdraw, cancel or modify such offer without notice and will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part.  If the Issuer rejects an offer, the Issuer will promptly notify such Agent.

Settlement:

The receipt by the Issuer of immediately available funds in payment for a Book-Entry Note and the authentication and issuance of the Global Note or Global Notes representing such Note shall constitute “settlement” with respect to such Note.  All orders accepted by the Issuer will be settled on the third Business Day from the date of the sale pursuant to the timetable for settlement set forth below unless the Issuer and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day.

Settlement Procedures:	Settlement Procedures with regard to each Book-Entry Note sold by the For Issuer through an Agent as agent, shall be as follows:

For each offer accepted by the Issuer, the Presenting Agent shall communicate to the Issuer, Attention:  Thomas J. Sargeant, CFO (Fax No.: 703-329-1459), who will provide a copy to the Trustee, Attention: Raymond K. O’Neil (Fax No.: (412) 234-7535) and the Designated Agent, if any, by facsimile transmission or other acceptable means, the information set forth below:

•                  Principal amount.

•                  Maturity Date of Notes.

•                  In the case of a Fixed Rate Book-Entry Note, the interest rate or, in the case of a Floating Rate Book-Entry Note, the Interest Rate Formula, the Initial Interest Rate (if known at such time), Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), Minimum Interest Rate (if any) and Maximum Interest Rate (if any).

•                  Interest Payment Period and Interest Payment Dates.

•                  Redemption provisions, if any.

•                  Repayment provisions, if any.

•                  Settlement date (Original Issue Date).

•                  Price to public of the Note (expressed as a percentage).

•                  Agent’s commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

•                  Original issue discount provisions if any.

•                  In the case of Currency Indexed Notes, the above-listed information, as applicable, and the Base Exchange Rate(s), Base Interest Rate and Indexed Currencies.

•                  In the case of Dual Currency Notes, the above-listed information, as applicable, and the Optional Payment Currency, Designated Exchange Rate and Optional Election Dates.

Net proceeds to the Issuer.

The Trustee will confirm the information set forth in Settlement Procedure “A” above by telephone with such Agent and the Issuer.

The Trustee will assign a CUSIP number to the Global Note representing such Note and will telephone the Issuer and advise the Issuer of such CUSIP number.  The Trustee will enter a pending deposit message through DTC’s Participant Terminal System, providing the following settlement information to DTC (which shall route such information to Standard & Poor’s Ratings Services) and the Presenting Agent:

• The applicable information set forth in Settlement Procedure “A”.

• Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.

•                  Initial Interest Payment Date for such Note, number of days by which such date succeeds the related DTC Record Date (which, in the case of Floating Rate Notes which reset daily or weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Notes shall be the Regular Record Date as defined in the Note), the amount of interest payable on such Interest Payment Date per $1,000 principal amount of Notes at Maturity, and amount of interest payable per $1,000 principal amount of Notes in the case of Fixed Rate Notes.

• CUSIP number of the Global Note representing such Note.

• Whether such Global Note will represent any other Book-Entry Note (to the extent known at such time).

To the extent the Issuer has not already done so, the Issuer will deliver to the Trustee a Pricing Supplement in a form that has been approved by the Issuer and the Agents.  The Issuer will also deliver to the Trustee a Global Note representing such Note.

The Trustee will complete and authenticate the Global Note representing such Note.

DTC will credit such Note to the Trustee’s participant account at DTC.

The Trustee will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Note to the Trustee’s participant account and credit such Note to such Agent’s participant account and (ii) debit such Agent’s settlement account and credit the Trustee’s settlement account for an amount equal to the price of such Note less such Agent’s commission.  The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) the Global Note representing such Book-Entry Note has been executed, delivered and authenticated and (ii) the Trustee is holding such Global Note pursuant to the relevant Medium-Term Note Certificate Agreement between the Trustee and DTC.

An Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Note to such Agent’s participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such

Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures “G” and “H” will be settled in accordance with SDFS operating procedures in effect on the settlement date.

The Trustee, upon confirming receipt of such funds in accordance with Settlement Procedure “G,” will wire transfer to the following account of the Issuer:

Bank of America 100 N Tyron St Charlotte, NC ABA Number: 026009593 Account Name: AvalonBay Communities, Inc. Account Number: 3752291106

in funds available for immediate use, the amount transferred to the Trustee in accordance with Settlement Procedure “G.”

An Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC’s institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedure Timetable:

For orders of Book-Entry Notes solicited by the Agent, as agent, and accepted by the Issuer for settlement on the first Business Day after the sale date, Settlement Procedures “A” through “K” set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

	Settlement Procedure	Time
	A	11:00 a.m. on the sale date
	B	12:00 noon on the sale date
	C	2:00 p.m. on the sale date
	D	3:00 p.m. on the day before settlement
	E	9:00 a.m. on settlement date
	F	10:00 a.m. on settlement date
	G-H	2:00 p.m. on settlement date
	I	4:45 p.m. on settlement date
	J-K	5:00 p.m. on settlement date

If a sale is to be settled two Business Days after the sale date, Settlement Procedures “A,” “B” and “C” shall be completed as soon as practicable but not later than 11:00 a.m., 12:00 noon and 2:00 p.m., as the case may be, on the first Business Day after the sale date.

If a sale is to be settled more than two Business Days after the sale date, Settlement Procedure “A” shall be completed as soon as practicable but no later than 11:00 a.m. on the first Business Day after the sale date and Settlement Procedures “B” and “C” shall be completed as soon as practicable but no later than 12:00 noon and 2:00 p.m., as the case may be, on the second Business Day before the settlement date.  If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure “A” is completed, Settlement Procedures “B” and “C” shall be completed as soon as such rate has been determined but not later than 12:00 noon and 2:00 p.m., respectively, on the Business Day before the settlement date.  Settlement Procedure “I” is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

If settlement of a Book-Entry Note is rescheduled or canceled, the Trustee, upon receipt of notice from the Issuer, will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:

If an Agent or Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure “G,” the Trustee may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Note to the Trustee’s participant account.  DTC will process the withdrawal message, provided that the Trustee’s participant account contains a principal amount of the Global Note representing such Note that is at least equal to the principal amount to be debited.  If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global Note, the Trustee will mark such Global Note “canceled”, make appropriate entries in its records and send such canceled Global Note to the Issuer.  The CUSIP number assigned to such Global Note shall, in accordance with CUSIP

Service Bureau procedures, be canceled and not immediately reassigned.  If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Note, the Trustee will exchange such Global Note for two Global Notes, one of which shall represent such Book-Entry Note or Notes and shall be canceled immediately after issuance and the other of which shall represent the remaining Book-Entry Notes previously represented by the surrendered Global Note and shall bear the CUSIP number of the surrendered Global Note.

If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC’s Participant Terminal system reversing the orders entered pursuant to Settlement Procedures “G” and “H,” respectively.  Thereafter, the Trustee will deliver the withdrawal message and take the applicable related actions described in the preceding paragraph.  If such failure shall have occurred for any reason other than the failure of the Presenting Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Issuer.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.  In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Note, the Trustee will provide, in accordance with Settlement Procedures “D” and “E,” for the authentication and issuance of a Global Note representing the other Book-Entry Notes to have been represented by such Global Note and will make appropriate entries in its records.

Procedure for Rate Changes:

The Issuer and each Agent will discuss from time to time the price of, and the rates to be borne by, the Notes that may be sold as a result of the solicitation of offers by any Agent.  Once an Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and will arrange to transmit such Pricing Supplement to the Commission for filing in accordance with and within the time prescribed by the applicable paragraph of Rule 424(b) under the Act.  The Issuer will supply at least two copies of the Prospectus as then amended or supplemented, and bearing such Pricing Supplement, to the Presenting Agent. The Issuer shall use its reasonable best efforts to send such Pricing Supplement by facsimile, email or overnight express (for delivery by the close of business on the applicable trade date, but in no event later than 11:00 a.m. New York City time, on the Business Day following the applicable trade date) to the Presenting Agent and the Trustee at the following applicable address:

if to:                      Barclays Capital Inc.

to:                                 c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

with a copy to:

745 Seventh Avenue

New York, NY 10019

Attention: Syndicate Registration

Facsimile: (646) 834-8133

if to:                      Deutsche Bank Securities Inc.

to:                                 60 Wall Street

New York, NY 10005

Attention: Debt Capital Markets Syndicate Desk

Facsimile: (212) 469-4877

if to:                      Goldman, Sachs & Co.

to:                                 200 West Street

New York, NY 10282

Attention: Prospectus Department

Telephone: 1-866-471-2526

Facsimile: (212) 902-9316

if to:                      J.P. Morgan Securities LLC

to:                                 383 Madison Avenue

New York, NY 10179

Attention: High Grade Syndicate Desk — 3rd floor

Telephone: (212) 834-5724

Facsimile: (212) 834-6081

if to:                      Merrill Lynch, Pierce, Fenner & Smith

Incorporated

to:                                 50 Rockefeller Plaza

NY1-050-12-02

New York, NY 10020

Attention: High Grade Transaction

Management/Legal

Telephone: (646) 855-4202

Facsimile: (646) 855-5958

if to:                      Morgan Stanley & Co. LLC

to:                                 1585 Broadway, 29th Floor

New York, NY 10036

Attention: Investment Banking Division

Telephone: (212) 761-6691

Facsimile: (212) 507-8999

if to:                      UBS Securities LLC

to:                                 677 Washington Boulevard

Stamford, CT 06901

Attention: Fixed Income Syndicate

Telephone: (203) 719-1088

Facsimile: (203) 719-0495

if to:                      Wells Fargo Securities, LLC

to:                                 1525 West W.T. Harris Boulevard

Charlotte, NC 28262

Attention: Capital Markets Client Support

Telephone: 1-800-326-5897

Email: cmclientsupport@wellsfargo.com

if to:                      The Bank of New York Mellon (the Trustee)

to:                                 Attention: Raymond K. O’Neil

101 Barclay Street

New York, NY 10286

Telephone Number: (412) 236-1201

Facsimile Number: (412) 234-7535

and to:         the Designated Agent, if any.

For record keeping purposes, one copy of such Pricing Supplement shall also be mailed to:

O’Melveny & Myers LLP

Two Embarcadero Center, 28th Floor

San Francisco, CA 94111

Attention: Peter T. Healy, Esq.

Facsimile Number: (415) 984-8701

and

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, MA 02109-2281

Attention: Gilbert G. Menna, P.C.

Telephone Number: (617) 570-1433

Facsimile Number: (617) 523-1231

In each instance that a Pricing Supplement is prepared, the Presenting Agent will provide a copy of such Pricing Supplement to each investor or purchaser of the relevant Notes or its agent.  Pursuant to Rule 434 of the Securities Act of 1933, as amended, the Pricing Supplement may be delivered separately from the Prospectus.  No settlements with respect to Notes upon such terms may occur prior to such transmitting and such Agent will not, prior to such transmitting, mail confirmations to customers who have offered to purchase Notes upon such terms.  After such transmitting, sales, mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of “Delivery of Prospectus” below.  Outdated Stickers, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

Suspension of Solicitation; Amendment or Supplement:

As provided in the Agency Agreement, the Issuer may suspend solicitation of purchase at any time, and, upon receipt of notice from the Issuer, the Agents will as promptly as practicable, but in no event later than one Business Day following such notice, suspend solicitation until such time as the Issuer has advised them that solicitation of purchases may be resumed.

If the Agents receive the notice from the Issuer contemplated by Section 4(b) of the Agency Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Agency Agreement.  If the Issuer decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise the

Agents and will furnish the Agents with the proposed amendment or supplement in accordance with the terms of the Agency Agreement.  The Issuer will promptly file or mail to the Commission for filing such amendment or supplement, provide the Agents with copies of any such amendment or supplement, confirm to the Agents that such amendment or supplement has been filed with the Commission and advise the Agents that solicitation may be resumed.  Any such suspension shall not affect the Issuer’s obligations under the Agency Agreement; and in the event that at the time the Issuer suspends solicitation of purchases there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations; the Agents will make reasonable efforts to assist the Issuer to fulfill such obligations, but the Agents will not be obligated to fulfill such obligations.  The Issuer will in addition promptly advise the Agents and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

Delivery of Prospectus:

A copy of the Prospectus, as most recently amended or supplemented on the date of delivery thereof (except as provided below), must be delivered to a purchaser prior to or together with the earlier of delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser at the following address:

if to:                      Barclays Capital Inc.

to:                                 c/o Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, NY 11717

with a copy to:

745 Seventh Avenue

New York, NY 10019

Attention: Syndicate Registration

Facsimile: (646) 834-8133

if to:                      Deutsche Bank Securities Inc.

to:                                 60 Wall Street

New York, NY 10005

Attention: Debt Capital Markets Syndicate Desk

Facsimile: (212) 469-4877

if to:                      Goldman, Sachs & Co.

to:                                 200 West Street

New York, NY 10282

Attention: Prospectus Department

Telephone: 1-866-471-2526

Facsimile: (212) 902-9316

if to:                      J.P. Morgan Securities LLC

to:                                 383 Madison Avenue

New York, NY 10179

Attention: High Grade Syndicate Desk — 3rd floor

Telephone: (212) 834-5724

Facsimile: (212) 834-6081

if to:                      Merrill Lynch, Pierce, Fenner & Smith

Incorporated

to:                                 50 Rockefeller Plaza

NY1-050-12-02

New York, NY 10020

Attention: High Grade Transaction

Management/Legal

Telephone: (646) 855-4202

Facsimile: (646) 855-5958

if to:                      Morgan Stanley & Co. LLC

to:                                 1585 Broadway, 29th Floor

New York, NY 10036

Attention: Investment Banking Division

Telephone: (212) 761-6691

Facsimile: (212) 507-8999

if to:                      UBS Securities LLC

to:                                 677 Washington Boulevard

Stamford, CT 06901

Attention: Fixed Income Syndicate

Telephone: (203) 719-1088

Facsimile: (203) 719-0495

if to:                      Wells Fargo Securities, LLC

to:                                 1525 West W.T. Harris Boulevard

Charlotte, NC 28262

Attention: Capital Markets Client Support

Telephone: 1-800-326-5897

Email: cmclientsupport@wellsfargo.com

if to:                      The Bank of New York Mellon (the Trustee)

to:                                 Attention: Raymond K. O’Neil

101 Barclay Street

New York, NY 10286

Telephone Number:  (412) 236-1201

Facsimile Number:  (412) 234-7535

and to:         the Designated Agent, if any.

For record keeping purposes, one copy of such Pricing Supplement shall also be mailed to:

O’Melveny & Myers LLP Two Embarcadero Center, 28th Floor San Francisco, CA 94111 Attention: Peter T. Healy, Esq. Facsimile Number: (415) 984-8701

and

Goodwin Procter LLP Exchange Place 53 State Street Boston, MA 02109-2281 Attention: Gilbert G. Menna, P.C. Telephone Number: (617) 570-1433 Facsimile Number: (617) 523-1231

The Issuer shall ensure that the Presenting Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence.  If, since the date of acceptance of a purchaser’s offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

PART III

ADMINISTRATIVE PROCEDURES FOR MASTER NOTE
METHOD OF BOOK-ENTRY NOTES

The following explains the administrative procedures for the Master Note method of the DTC book-entry system.  Any reference to “Book-Entry Notes” in this Part III refers to the Master Note method (for a discussion of the Global Note method of the book-entry system, see Part II above).  (Certain generally applicable administrative procedures are set forth in Part I above.  See “Issue/Authentication Date,” “Price to Public,” “Minimum Purchase,” “Authenticity of Signatures,” “Advertising Cost,” and “Business Day”).  In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, the Trustee will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations (the “Letter”) from the Issuer and the Trustee to DTC dated as of December 21, 1998, and a Medium-Term Note Certificate Agreement between the Trustee and DTC and its obligations as a participant in DTC, including DTC’s Same-Day Funds Settlement System (“SDFS”).  Both Fixed and Floating Rate Notes denominated and payable in U.S. dollars may be issued in book-entry form.  Single and Multi-Indexed Notes may also be issued in book-entry form.

Issuance:

On or before any date of settlement (as defined under “Settlement” below) for one or more Book-Entry Notes represented by one or more Master Notes, the Issuer will deliver one or more Pricing Supplements (with a Prospectus and a Prospectus Supplement attached thereto unless previously delivered to the Trustee) to the Trustee identifying each issue of Book-Entry Notes that have the same Stated Maturity, redemption provisions, if any, Interest Payment Dates, Original Issue Date, original issue discount provisions, if any, and, in the case of Fixed Rate Notes, interest rate, or, in case of Floating Rate Notes, interest rate formula, initial interest rate, Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), minimum interest rate (if any) and maximum interest rate (if any) and, in the case of Fixed Rate Notes or Floating Rate Notes that are also Currency Indexed Notes, Specified Currency, Indexed Currency, Face Amount and Base Exchange Rate and the Base Interest Rate, if any, or that are also Other Indexed Notes, the same terms (all of the foregoing are collectively referred to as the “Terms”).  Each Pricing Supplement shall be accompanied by a letter from the

Issuer (i) advising the Trustee that as of the date of such letter, the Issuer has issued Notes pursuant to the Indenture having the Terms specified in such Pricing Supplement, (ii) confirming that such Notes are debt obligations of the Issuer referred to and evidenced by the Master Note registered in the name of Cede & Co., as nominee for DTC and (iii) requesting the Trustee to make an appropriate entry identifying such debt obligations on the records of the Issuer maintained by the Trustee.  Each Book-Entry Note will be deemed to have been dated and issued as of the settlement date, which date shall be the Original Issue Date.  No Master Note will represent any Certificated Note.

Identification Numbers:

The Issuer has arranged with the CUSIP Service Bureau of Standard & Poor’s Ratings Services (the “CUSIP Service Bureau”) for the reservation of a series of CUSIP numbers, consisting of approximately 900 CUSIP numbers relating to Book-Entry Notes.  The Trustee, the Issuer and DTC have obtained from the CUSIP Service Bureau a written list of such reserved CUSIP numbers.  The Trustee will assign CUSIP numbers to each issue of Book-Entry Notes identified by a Pricing Supplement as described below under Settlement Procedure “B.”  DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Trustee has assigned to each issue of Book-Entry Notes.  The Trustee will notify the Issuer at any time when fewer than 100 of the reserved CUSIP numbers remain unassigned to issue of Book-Entry Notes, and, if it deems necessary, the Issuer will reserve additional CUSIP numbers for assignment to issues of Book-Entry Notes.  Upon obtaining such additional CUSIP numbers, the Issuer shall deliver a list of such additional CUSIP numbers to the Trustee and DTC.

Registration:

The Master Note representing the Book-Entry Notes will be issued only in fully registered form without coupons.  The Master Note will be registered in the name of Cede & Co., as nominee for DTC, on the Securities Register maintained under the Indenture.  The beneficial owner of a Book-Entry Note (or one or more indirect participants in DTC designated by such owner) will designate one or more direct participants in DTC (with respect to such Book-Entry Note, the “Participants”) to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such Note in the account of such Participants.  The ownership interest of such beneficial owner in such Book-Entry Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:

Transfers of a Book-Entry Note will be accomplished by book entries made by DTC and, in turn, by Participants (and, in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferors and transferees of such Note.

Exchanges:

The Trustee may deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation specifying (i) the CUSIP numbers set forth on two or more Pricing Supplements that identify issues of Book-Entry Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest Payment Date for such issues of Book-Entry Notes, and (iii) a new CUSIP number to be assigned to such issues of Book-Entry Notes having the same terms.  Upon receipt of such a notice, DTC will send to its Participants (including the Trustee) a written reorganization notice to the effect that such exchange will occur on such date.  Prior to the specified exchange date, the Trustee will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the relevant issues of Book-Entry Notes will no longer be valid.  On the specified exchange date, the CUSIP numbers of the relevant issues of Book-Entry Notes will, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned.

Maturities:	Each Issue of Book-Entry Notes will mature on a Business Day nine months or more from the settlement date for such issue of Book-Entry Notes.

Notice of Repayment:

With respect to each Book-Entry Note that is repayable at the option of the Holder the Trustee will furnish DTC on the settlement date pertaining to such Book-Entry Note a notice setting forth the terms of such repayment option.  Such terms shall include the start date and end dates of the first exercise period, the purchase date following such exercise period, the frequency that such exercise periods occur (e.g.., quarterly, semiannually, annually, etc.) and if the repayment option expires before maturity, the same information (except frequency) concerning the last exercise period.  It is understood that the exercise period shall be at least 15 calendar days long and that the purchase date shall be at least seven calendar days after the last day of the exercise period.

Redemption and Repayment:

The Trustee will comply with the terms of the Letter with regard to redemptions and repayments of the Notes.  If an issue of Book-Entry Notes is to be redeemed or repaid in part, the Trustee will make appropriate entries in its records to reflect the remaining portion of such issue of Book Entry Notes, which portion shall bear the same CUSIP number as prior to the redemption or repayment, as the case may be.

Denominations:	Book-Entry Notes will be issued in principal amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000.

Interest:

General.  Interest on each Book-Entry Note will begin to accrue from the Original Issue Date of an issue of Book-Entry Notes or from the most recent date to which interest has been paid, as the case may be, and will be calculated and paid in the manner described in the Prospectus Supplement (as defined in the Agency Agreement), as supplemented by the applicable Pricing Supplement.  Standard & Poor’s Ratings Services will use the information received in the pending deposit message described under the Settlement Procedure “C” below in order to include the amount of any interest payable and certain other information regarding the related issue of Book-Entry Notes in the appropriate weekly bond report published by Standard & Poor’s Ratings Services.

Notice of Interest Payment and Regular Record Dates:

On the first Business Day of January, April, July and October of each year, the Trustee will deliver to the Issuer and DTC a written list of Regular Record Dates and Interest Payment Dates that will occur with respect to Book-Entry Notes during the six-month period beginning on such first Business Day.  Promptly after each Interest Determination Date or Calculation Date, as applicable (as set forth in the Prospectus Supplement, as supplemented by the applicable Pricing Supplement and pursuant to the applicable Note) for Floating Rate Notes, the Issuer, upon receiving notice thereof, will notify Standard & Poor’s Ratings Services of the interest rate determined on such Interest Determination Date or Calculation Date, as applicable.

Calculation of Interest:

Interest on Fixed Rate Book-Entry Notes (including interest for partial periods) and interest rates on Floating Rate Book-Entry Notes will be determined as set forth in the Prospectus Supplement, as supplemented by the applicable Pricing Supplement, and pursuant to the applicable form of Notes.  With respect to Floating Rate Book-Entry Notes, the Calculation Agent shall determine the interest for each Interest Reset Date and communicate such interest rate to the Issuer and the Issuer will promptly notify the Trustee and the Paying Agent of each such determination.

Payments of Principal and Payment of Interest Only Interest:

Promptly after each Regular Record Date, the Trustee will deliver to the Issuer and DTC a written notice specifying by CUSIP number the amount of interest to be paid on each issue of Book-entry Notes on the following Interest Payment Date (other than an Interest Payment Date coinciding with maturity) and the total of such amounts. The Issuer will confirm with the Trustee the amount payable on each issue of Book-Entry Notes on such Interest Payment Date. DTC will confirm the amount payable on each issue of Book-Entry Notes on such Interest Payment Date by reference to the daily or weekly bond reports published by Standard & Poor’s Ratings Services. The Issuer will pay to the Trustee, as paying agent, the total amount of interest due on such Interest Payment Date (other than the maturity), and the Trustee will pay such amount to DTC at the times and in the manner set forth below under “Manner of Payment.”

Payments at Maturity:

On or about the first Business Day of each month, the Trustee will deliver to the Issuer and DTC a written list of principal and interest to be paid on each issue of Book-Entry Notes represented by a single CUSIP number maturing either at Stated Maturity or on a Redemption or Repayment Date in the following month. The Issuer, the Trustee and DTC will confirm the amounts of such principal and interest payments with respect to each such issue of Book-Entry Notes on or about the fifth Business Day preceding the maturity of such issue of Book-Entry Notes. The Issuer will pay to the Trustee, as paying agent, the principal amount of each issue of Book-Entry Notes identified by a single CUSIP number, together with interest due at such maturity. The Trustee will pay such amounts to DTC at the times and in the manner set forth below under “Manner of Payment”. Promptly after payment to DTC of the principal and interest due at the maturity of each issue of Book-Entry Notes, the Trustee will reduce the principal amount of the Master Note representing the issue of Book-Entry Notes and so advise the Issuer.

Manner of Payment:

The total amount of any principal and interest due on each issue of Book-Entry Notes identified by a single CUSIP number on any Interest Payment Date or at maturity shall be paid by the Issuer to the Trustee in funds available for use by the Trustee as of 9:30 A.M. (New York City time), or as soon as practicable thereafter on such date. The Issuer will confirm instructions regarding payment in writing to the Trustee. Prior to 10:00 A.M. (New York City time) on each Maturity Date or as soon as possible thereafter, following receipt of such funds from the Issuer, the Trustee will pay by separate wire transfer (using Fedwire message entry instructions in a form previously specified by DTC) to an account at the Federal Reserve Bank of New York previously specified by DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on each issue of Book-Entry Notes on any Maturity Date. On each Interest Payment Date, interest payments shall be made to DTC in same-day funds in accordance with existing arrangements between the Trustee and DTC. Thereafter, on each such date, DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry represented by the Master Note are recorded in the book-entry system maintained by DTC. Neither the Issuer nor the Trustee shall have any direct responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

Withholding Taxes:

The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other Person responsible for forwarding payments and materials directly to the beneficial owner of such Note.

Acceptance of Offers:

Each Agent will promptly advise the Issuer of each reasonable offer to purchase Notes received by it, other than those rejected by the Agent. Such Agent may, in its discretion reasonably exercised, without notice to the Issuer, reject any offer received by it, in whole or in part. The Issuer will have the sole right to accept offers to purchase Notes and may reject any such offer, in whole or in part. If the Issuer rejects an offer, the Issuer will promptly notify such Agent.

Settlement:

The receipt by the Issuer of immediately available funds in payment for a Book-Entry Note and receipt by the Trustee of a property completed by the Trustee of a properly completed Pricing Supplement shall constitute “settlement” with respect to such Book-Entry Note. All orders accepted by the Issuer will be settled on the third Business Day from the date of the sale pursuant to the timetable for settlement set forth below unless the Issuer and the purchaser agree to settlement on another day which shall be no earlier than the next Business Day.

Settlement Procedures:	Settlement Procedures with regard to each Book-Entry Note sold by the Issuer through an Agent as agent, shall be as follows:

For each offer accepted by the Issuer, the Presenting Agent shall communicate to the Issuer, Attention: Thomas J. Sargeant, CFO (Fax No.: 703-329-1459) who will provide a copy to the Trustee, Attention: Raymond K. O’Neil (Fax No.: (412) 234-7535) and the Designated Agent, if any, by facsimile transmission or other acceptable means, the information set forth below:

• Principal amount.

• Maturity Date of Notes.

•                  In the case of a Fixed Rate Book-Entry Note, the interest rate or, in the case of a Floating Rate Book-Entry Note, the interest rate formula, the Initial Interest Rate (if known at such time), Index Maturity, Interest Reset Period, Interest Reset Dates, Spread or Spread Multiplier (if any), minimum interest rate (if any) and maximum interest rate (if any).

• Interest Payment Period and Interest Payment Dates.

• Redemption provisions, if any.

• Repayment provisions, if any.

• Settlement date (Original Issue Date).

• Price to public of the Note (expressed as a percentage).

• Agent’s commission (to be paid in the form of a discount from the proceeds remitted to the Issuer upon settlement).

• Original issue discount provisions if any.

• In the case of Currency Indexed Notes, the above-listed information, as applicable, and the Base Exchange Rate(s), Base Interest Rate and Indexed Currencies.

• In the case of Dual Currency Notes, the above-listed information, as applicable, and the Optional Payment Currency, Designated Exchange Rate and Optional Election Dates.

• Net proceeds to the Issuer.

The Trustee will confirm the information set forth in Settlement Procedure “A” above by telephone with such Agent and the Issuer.

The Trustee will assign a CUSIP number to the issue of Book-Entry Notes and will telephone the Issuer and notify the Issuer of such CUSIP number. The Trustee will enter a pending deposit message through DTC’s Participant Terminal System, providing the following settlement information to DTC (which shall route such information to Standard & Poor’s Ratings Services) and the Presenting Agent:

• The applicable information set forth in Settlement Procedure “A.”

• Identification as a Fixed Rate Book-Entry Note or a Floating Rate Book-Entry Note.

•                  Initial Interest Payment Date for each issue of Book-Entry Notes of days by which such date succeeds the related DTC Record Date (which, in the case of Floating Rate Notes which reset daily or weekly shall be the date five calendar days immediately preceding the applicable Interest Payment Date and in the case of all other Notes shall be the Regular Record Date as defined in the Prospectus Supplement), the amount of interest payable on such Interest Payment Date per $1,000 principal amount of Notes at Maturity, and amount of interest payable per $1,000 principal amount of Notes in the case of Fixed Rate Notes.

• CUSIP number of the such issue of Book-Entry Notes.

• Whether such CUSIP number will identify any other issue of Book-Entry Notes (to the extent known at such time).

To the extent the Issuer has not already done so, the Issuer will deliver to the Trustee a Pricing Supplement in a form that has been approved by the Issuer and the Agents and a letter advising of the relevant Issuance.

DTC will credit such Book-Entry Notes to the Trustee’s participant account at DTC.

The Trustee will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC to (i) debit such Book-Entry Notes to the Trustee’s participant account and credit such Book-Entry Notes to such Agent’s participant account and (ii) debit such Agent’s settlement account and credit the Trustee’s settlement account for an amount equal to the price of such Book-Entry Notes less such Agent’s commission. The entry of such a deliver order shall constitute a representation and warranty by the Trustee to DTC that (i) such Book-Entry Notes have been executed, delivered and authenticated and (ii) the Trustee is holding the Master Note representing such Book-Entry Notes pursuant to the relevant Medium-Term Note Certificate Agreement between the Trustee and DTC.

An Agent will enter an SDFS deliver order through DTC’s Participant Terminal System instructing DTC (i) to debit such Note to such Agent’s participant account and credit such Note to the participant accounts of the Participants with respect to such Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Note.

Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures “F” and “G” will be settled in accordance with SDFS operating procedures in effect on the settlement date.

The Trustee, upon confirming receipt of such funds in accordance with Settlement Procedure “F,” will wire transfer to the following account of the Issuer:

Bank of America 100 N Tyron St Charlotte, NC ABA Number: 026009593 Account Name: AvalonBay Communities, Inc. Account Number: 3752291106

in funds available for immediate use, the amount transferred to the Trustee in accordance with Settlement Procedure “F.”

An Agent will confirm the purchase of such Note to the purchaser either by transmitting to the Participants with respect to such Note a confirmation order or orders through DTC’s institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement Procedures Timetable:

For orders of Book-Entry Notes solicited by an Agent, as agent, and accepted by the Issuer for settlement on the first Business Day after the sale date, Settlement Procedures “A” through “J” set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

	Settlement Procedure	Time
	A	11:00 a.m. on the sale date
	B	12:00 noon on the sale date
	C	2:00 p.m. on the sale date
	D	3:00 p.m. on the day before settlement
	E	9:00 a.m. on settlement date
	F-G	2:00 p.m. on settlement date
	H	4:45 p.m. on settlement date
	I-J	5:00 p.m. on settlement date

If a sale is to be settled two Business Days after the sale date, Settlement Procedure “A,” “B” and “C” shall be completed as soon as practicable but not later than 11:00 a.m., 12:00 noon and 2:00 p.m., as the case may be, on the first Business Day after the sale date.

If a sale is to be settled more than two Business Days after the sale date, Settlement Procedure “A” shall be completed as soon as practicable but no later than 11:00 a.m. on the first Business Day after the sale date and Settlement Procedures “B” and “C” shall be completed as soon as practicable but no later than 12:00 noon and 2:00 p.m., as the case may be, on the second Business Day before the settlement date. If the initial interest rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure “A” is completed, Settlement Procedures “B” and “C” shall be completed as soon as such rate has been determined but not later than 12:00 noon and 2:00 p.m., respectively, on the Business Day before the settlement date. Settlement Procedure “H” is subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

If settlement of a Book-Entry Note is rescheduled or canceled, the Trustee, upon receipt of notice from the Issuer, will deliver to DTC, through DTC’s Participant Terminal System, a cancellation message to such effect by no later than 2:00 p.m. on the Business Day immediately preceding the scheduled settlement date.

Failure to Settle:

If an Agent or Trustee fails to enter an SDFS deliver order with respect to a Book-Entry Note pursuant to Settlement Procedure “F,” the Trustee may deliver to DTC, through DTC’s Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such note to the Trustee’s participant account. DTC will process the withdrawal message, provided that the Trustee’s participant account contains a principal amount of Book-Entry Notes represented by the Master Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes identified by a single CUSIP number, the Trustee will advise the Issuer and will make appropriate entries in its records. The CUSIP number assigned to such issue of Book-Entry Notes shall, in accordance with CUSIP Service Bureau procedures, be canceled and not immediately reassigned. If a withdrawal message is processed with respect to one or more, but not all, of the issue of Book-Entry Notes identified by a single CUSIP number, the Trustee will advise the Issuer and will make appropriate entries in its records.

If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Presenting Agent may enter SDFS deliver orders through DTC’s Participant Terminal system reversing the orders entered pursuant to Settlement Procedures “F” and “G,” respectively. Thereafter, the Trustee will deliver the withdrawal message and take the applicable related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than the failure by the Presenting Agent to provide the Purchase Information to the Issuer or to provide a confirmation to the purchaser, the Issuer will reimburse the Presenting Agent on an equitable basis for its loss of the use of the funds during the period when they were credited to the account of the Issuer.

Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect.

Periodic Statements from the Trustee:

Periodically, the Trustee will send to the Issuer a statement setting forth the principal amount of Book-Entry Notes outstanding as of that date and setting forth a brief description of any sales of Book-Entry Notes of which the Issuer has advised the Trustee but which have not yet been settled.

Procedure for Rate Changes:

The Issuer and each Agent will discuss from time to time the price of, and the rates to be borne by, the Notes that may be sold as a result of the solicitation of offers by any Agent. Once an Agent has recorded any indication of interest in Notes upon certain terms, and communicated with the Issuer, if the Issuer plans to accept an offer to purchase Notes upon such terms, it will prepare a Pricing Supplement to the Prospectus, as then amended or supplemented, reflecting the terms of such Notes and will arrange to transmit such Pricing Supplement to the Commission for filing in accordance with and within the time prescribed by the applicable paragraph of Rule 424(b) under the Act. The Issuer will supply at least two copies of the Prospectus as then amended or supplemented, and bearing such Pricing Supplement, to the Presenting Agent. No settlements with respect to Notes upon such terms may occur prior to such transmitting and such Agent will not, prior to such transmitting, mail confirmations to customers who have offered to purchase Notes upon such terms. After such transmitting, sales and mailing of confirmations and settlements may occur with respect to Notes upon such terms, subject to the provisions of “Delivery of Prospectus” below.

Outdated Stickers, and copies of the Prospectus to which they are attached (other than those retained for files), will be destroyed.

Suspension of Solicitation; Amendment or Supplement:

As provided in the Agency Agreement, the Issuer may suspend solicitation of purchase at any time, and, upon receipt of notice from the Issuer, the Agents will as promptly as practicable, but in no event later than one Business Day following such notice, suspend solicitation until such time as the Issuer has advised them that solicitation of purchases may be resumed.

If the Agents receive the notice from the Issuer contemplated by Section 4(b) of the Agency Agreement, they will promptly suspend solicitation and will only resume solicitation as provided in the Agency Agreement. If the Issuer decides to amend or supplement the Registration Statement or the Prospectus relating to the Notes, it will promptly advise the Agents and will furnish the Agents with the proposed amendment or supplement in accordance with the terms of the Agency Agreement. The Issuer will promptly file or mail to the Commission for filing such amendment or supplement, provide the Agents with copies of any such amendment or supplement, confirm to the Agents that such amendment or supplement has been filed with the Commission and advise the Agents that solicitation may be resumed. Any such suspension shall not affect the Issuer’s obligations under the Agency Agreement; and in the event that at the time the Issuer suspends solicitation of purchases there shall be any offers already accepted by the Issuer outstanding for settlement, the Issuer will have the sole responsibility for fulfilling such obligations; the Agents will make reasonable efforts to assist the Issuer to fulfill such obligations, but the Agents will not be obligated to fulfill such obligations. The Issuer will in addition promptly advise the Agents and the Trustee if such offers are not to be settled and if copies of the Prospectus as in effect at the time of the suspension may not be delivered in connection with the settlement of such offers.

Delivery of Prospectus:

A copy of the Prospectus, as most recently amended or supplemented on the date of delivery thereof (except as provided below), must be delivered to a purchaser prior to or together with the earlier of delivery of (i) the written confirmation provided for above, and (ii) any Note purchased by such purchaser at the following address:

if to: Barclays Capital Inc.
to: c/o Broadridge Financial Solutions
1155 Long Island Avenue
Edgewood, NY 11717
with a copy to:
745 Seventh Avenue

New York, NY 10019
Attention: Syndicate Registration
Facsimile: (646) 834-8133

if to: Deutsche Bank Securities Inc.
to: 60 Wall Street
New York, NY 10005
Attention: Debt Capital Markets Syndicate Desk
Facsimile: (212) 469-4877

if to: Goldman, Sachs & Co.
to: 200 West Street
New York, NY 10282
Attention: Prospectus Department
Telephone: 1-866-471-2526
Facsimile: (212) 902-9316

if to: J.P. Morgan Securities LLC
to: 383 Madison Avenue
New York, NY 10179
Attention: High Grade Syndicate Desk — 3rd floor
Telephone: (212) 834-5724
Facsimile: (212) 834-6081

if to: Merrill Lynch, Pierce, Fenner & Smith
Incorporated
to: 50 Rockefeller Plaza
NY1-050-12-02
New York, NY 10020
Attention: High Grade Transaction Management/Legal
Telephone: (646) 855-4202
Facsimile: (646) 855-5958

if to: Morgan Stanley & Co. LLC
to: 1585 Broadway, 29th Floor
New York, NY 10036
Attention: Investment Banking Division
Telephone: (212) 761-6691
Facsimile: (212) 507-8999

if to: UBS Securities LLC
to: 677 Washington Boulevard

Stamford, CT 06901
Attention: Fixed Income Syndicate
Telephone: (203) 719-1088
Facsimile: (203) 719-0495

if to: Wells Fargo Securities, LLC
to: 1525 West W.T. Harris Boulevard
Charlotte, NC 28262
Attention: Capital Markets Client Support
Telephone: 1-800-326-5897
Email: cmclientsupport@wellsfargo.com

if to: The Bank of New York Mellon (the Trustee)
to: Attention: Raymond K. O’Neil
101 Barclay Street
New York, NY 10286
Telephone Number: (412) 236-1201
Facsimile Number: (412) 234-7535

and to: the Designated Agent, if any.

For record keeping purposes, one copy of such Pricing Supplement shall also be mailed to:

O’Melveny & Myers LLP
Two Embarcadero Center, 28th Floor
San Francisco, CA 94111
Attention: Peter T. Healy, Esq.
Facsimile Number: (415) 984-8701

and

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, MA 02109-2281
Attention: Gilbert G. Menna, P.C.
Telephone Number: (617) 570-1433
Facsimile Number: (617) 523-1231

The Issuer shall ensure that the Presenting Agent receives copies of the Prospectus and each amendment or supplement thereto (including appropriate Pricing Supplements) in such quantities and within such time limits as will enable the Presenting Agent to deliver such confirmation or Note to a purchaser as contemplated by these procedures and in compliance with the preceding sentence. If, since the date of acceptance of a purchaser’s offer, the Prospectus shall have been supplemented solely to reflect any sale of Notes on terms different from those agreed to between the Issuer and such purchaser or a change in posted rates not applicable to such purchaser, such purchaser shall not receive the Prospectus as supplemented by such new supplement, but shall receive the Prospectus as supplemented to reflect the terms of the Notes being purchased by such purchaser and otherwise as most recently amended or supplemented on the date of delivery of the Prospectus.

EXHIBIT C

Form of Opinion of
Counsel to the Company

In rendering the following opinion, counsel may rely, to the extent they deem such reliance proper, on the opinions (in form and substance reasonably satisfactory to counsel to the Agents) of other counsel reasonably acceptable to counsel to the Agents as to matters governed by the laws of jurisdictions other than the United States, and as to matters of fact, upon certificates of officers of the Company and of government officials; provided that counsel to the Company shall state that the opinion of any such other counsel is in form satisfactory to counsel to the Company and, in the opinion of counsel to the company, counsel to the Company and the Agents are justified in relying on such opinions of other counsel.  Copies of all such opinions and certificates shall be furnished to counsel to the Agents.

*     *     *     *

1.                                      The Registration Statement has become effective under the 1933 Act, and, based solely upon our review of the Commission’s “Stop Orders” web page (http://sec.gov/litigation/stoporders.shtml) on the date hereof, no stop order suspending the effectiveness of the Registration Statement has been issued under the Securities Act.

2.                                      The Registration Statement, as of its effective date, the Time of Sale Prospectus, as of the date of the Time of Sale Prospectus, and the Prospectus, as of the date of the Prospectus, appeared to us on their face to respond in all material respects to the requirements of the form on which the Registration Statement was filed, as well as the applicable requirements of Regulation C under the Securities Act, except that the foregoing statement does not address any requirement relating to financial statements and related notes, financial statement schedules or financial, statistical or accounting data contained in the Registration Statement, the Time of Sale Prospectus or the Prospectus.  Each of the documents incorporated by reference in the Registration Statement, the Time of Sale Prospectus, as of the date of the Time of Sale Prospectus, and the Prospectus, as of the date of the Prospectus, that would be required to be incorporated by reference in order to satisfy the requirements of Form S-3 as of the date hereof, when such document was filed with the Commission or became effective, as the case may be, appeared to us on its face to respond in all material respects to the requirements of the form on which it was filed, except for requirements relating to financial statements and related notes, financial statement schedules or financial or accounting data contained therein or omitted therefrom.

3.                                      The descriptions in the Registration Statement, the Time of Sale Prospectus and the Prospectus under the captions “Description of the Debt Securities,” “Description of the Notes,” “Description of Preferred Stock,” “Description of Common Stock,” “Limits on Ownership of Stock,” “Special Provisions Relating to Foreign Currency Notes — Governing law and judgments” and “Risk Factors — The ability of our

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stockholders to control our policies and effect a change of control of our company is limited by certain provisions of our charter and bylaws and by Maryland law,” as updated by the statements set forth in the Current Reports on Form 8-K filed by the Company on September 20, 2012 and May 22, 2013 which are incorporated by reference into the Time of Sale Prospectus and the Prospectus, insofar as such statements contain descriptions of laws, rules or regulations or the Company’s charter, are accurate in all material respects.

4.                                      The Company is not and, after giving effect to the offering and sale of the Notes and the application of the proceeds therefrom as described in the Prospectus, will not be an “investment company” as such term is defined in the Investment Company Act of 1940, as amended.

5.                                      The Company is a corporation validly existing and in good standing under the laws of the State of Maryland with corporate power under its organizational documents and the applicable statutory law necessary to conduct its business as described in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

6.                                      The Notes are in substantially the forms annexed to the Third Supplemental Indenture as Exhibit A or Exhibit B thereto.  The issuance of the Notes has been duly authorized by the Company and, assuming (i) the due execution of the Notes on behalf of the Company, (ii) the due authentication of the Notes by the Trustee in accordance with the terms of the Indenture, and (iii) the delivery of the Notes and payment therefor in full by the purchasers of the Notes, (A) the Notes will be valid and binding obligations of the Company entitled to the benefits provided by the Indenture and enforceable against the Company in accordance with their terms, subject, as to enforcement, to (i) applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally, (ii) general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or law), (iii) the discretion of the court before which any proceeding therefor may be brought, (iv) requirements that a claim with respect to any Notes payable in a foreign or composite currency (or a foreign or composite currency judgment in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined pursuant to applicable law and (v) governmental authority to limit, delay or prohibit the making of payments outside the United States (collectively, the “Enforceability Limitations”), and (B) the Indenture and the Notes conform in all material respects to the descriptions thereof in the Registration Statement, the Time of Sale Prospectus and the Prospectus.

7.                                      The Company has corporate power and authority to enter into the Indenture.  The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Limitations.  The execution and delivery of the Fourth Supplemental Indenture is authorized or permitted by the Indenture.

8.                                      The Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the “TIA”).

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9.                                      The Company has corporate power and authority to enter into the Distribution Agreement, the Terms Agreement and the Appointment Agreements, and each of the Distribution Agreement, the Terms Agreement and the Appointment Agreements has been duly authorized, executed and delivered by the Company.  The execution, delivery and performance of the Indenture, the Distribution Agreement, the Terms Agreement and the Appointment Agreements and the issuance and sale of the Notes on the terms contemplated in the Distribution Agreement, the Terms Agreement and the Appointment Agreements will not (alone or with the giving of notice or the passage of time or both) (A) to our knowledge, result in the creation of any lien upon any of the assets of the Company or any “Significant Subsidiary” (as such term is defined in Rule 405 under the 1933 Act), pursuant to the terms or provisions of any Contract or (B) result in a breach or constitute a default under, (i) the charter or bylaws of the Company, in each case amended through the date hereof, (ii) the articles or certificate of incorporation, bylaws, limited partnership agreements or other organizational documents of any Significant Subsidiary, (iii) any Contract or (iv) any statute, rule or regulation or judgment, ruling, decree or order, known to us, of any court or other governmental agency or body applicable to the business or properties of the Company or any Significant Subsidiary, in the case of clauses (iii) or (iv), where such violation or default, individually or in the aggregate, might have a material adverse effect on the business, properties, business prospects, condition (financial or otherwise) or results of operations of the Company and its subsidiaries taken as a whole and as would not materially and adversely affect the ability of the Company to perform its obligations under the Distribution Agreement, the Terms Agreement or the Appointment Agreements.

10.                               To our knowledge, no consent, approval, authorization or order of, or filing with, any Maryland or federal governmental authority is required in connection with the issuance or sale of the Notes by the Company, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended, or the TIA.

11.                               (i) on the basis of the information that we gained in the course of performing the services referred to above, nothing came to our attention that caused us to believe that (a) the Registration Statement (x) as of its original effective date and (y) with respect to the information which is deemed to be a part of the Registration Statement as of the time specified in Rule 430B, as of each such time, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) the Time of Sale Prospectus, at the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or (c) the Prospectus, as of its date, contained any untrue statement of a material fact or omitted to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and (ii) nothing came to our attention in the course of the procedures described in the second sentence of the fourth paragraph of this letter that caused us to believe that the Prospectus or the Time of Sale Prospectus, as of the date and time of delivery of this letter, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances

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under which they were made, not misleading; provided, however, that we do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus, except as set forth in (x) paragraph number (3) of our opinion letter with respect to certain corporate and securities matters and (y) the seventh paragraph of our opinion with respect to certain United States federal income tax matters, both addressed you and dated as of the date hereof, and we do not express any belief as to the financial statements and related notes, financial statement schedules or financial or accounting data contained in the Registration Statement, the Time of Sale Prospectus and the Prospectus.  In the first sentence of this paragraph, “attention” refers to the actual knowledge of each of the lawyers of our firm who actively participated in the preparation of the Registration Statement, the Time of Sale Prospectus and the Prospectus, after such inquiries as they deemed appropriate with other lawyers in our firm providing substantive attention to other legal matters on behalf of the Company; and “believe” refers to the actual, subjective, good faith belief of each of those lawyers.  In addition, we express no opinion or belief as to the conveyance of the Time of Sale Prospectus or the information contained therein to investors.

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SCHEDULE I

Information in the Prospectus
Furnished by any Agent

The following information appearing in the prospectus supplement relating to the Notes, if any, and the Prospectus has been furnished by the Agents in writing specifically for use in the preparation of such prospectus supplement and the Prospectus:

1.                                      The names of the Agents on the front and back covers.

2.                                      The following information under the caption “Supplemental Plan of Distribution:”

a.                                      the names of the Agents;

b.                                      the information regarding transactions among the Company and the Agents and/or affiliates of the Agents (it being understood that each Agent has supplied only the information relating to such Agent and its affiliates); and

c.                                       the information concerning stabilization and other syndicate activities in which the Agents may engage.

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SCHEDULE II

Commissions

As compensation for the services of an Agent hereunder, the Company shall pay such Agent, on a discount basis, a commission for the sale of each Note equal to the principal amount of such Note multiplied by the appropriate percentage set forth below:

PERCENT OF
MATURITY RANGES	PRINCIPAL AMOUNT

From 9 months to less than 1 year	.125%

From 1 year to less than 18 months	.150%

From 18 months to less than 2 years	.200%

From 2 years to less than 3 years	.250%

From 3 years to less than 4 years	.350%

From 4 years to less than 5 years	.450%

From 5 years to less than 6 years	.500%

From 6 years to less than 7 years	.550%

From 7 years to less than 10 years	.600%

From 10 years to less than 15 years	.625%

From 15 years to less than 20 years	.700%

From 20 years to 30 years	.750%

Greater than 30 years	*

*                 As agreed to by the Company and such Agent at the time of sale.

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